PROSPECTUS
                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

FLEXIBLE PREMIUM                             One Ameritas Way / 5900 "O" Street
VARIABLE ANNUITY POLICY                    P.O. Box  82550 / Lincoln, NE  68501
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This Prospectus describes a Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). The Policy is a deferred annuity, designed to aid individuals in long-term financial planning, and provides for the accumulation of capital on a tax deferred basis for retirement or other long-term purposes. The Policy is offered to individuals on either a tax qualified or non-tax qualified basis in exchange for first-year premium payments of $2,000 or more and subsequent premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion.

Prior to the annuity date of the policy, the payments accumulate on a completely variable basis, based on the assets supporting the Policy. The owner will receive annuity payments on a fixed basis. The owner has significant flexibility in determining the annuity date on which payments are scheduled to commence. Full withdrawals may be made at any time, elective , and systematic partial withdrawals may be made subject to certain restrictions, before the annuity date. Withdrawals are subject to a contingent deferred sales charge and tax penalty in certain circumstances. Any withdrawal amount may be paid in a lump sum or, if elected, all or part may be paid out under an annuity income option. Policy loans are available from policies purchased in 403(b) plans. The Policy provides the flexibility necessary to permit an owner to devise an annuity that best fits his or her needs.

Premium payments will be allocated to the Ameritas Variable Life Insurance Company Separate Account VA-2 ("Account") or to the Fixed Account. The initial premium payment will be allocated to the Money Market Subaccount, as of the effective date, for 13 days. After the expiration of the 13-day period (see page
19) the accumulation value will be allocated to the Subaccounts or to the Fixed Account as selected by the Policyowner. The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual funds (collectively, the "Funds"): Variable Insurance Products Fund and the Variable Insurance Products Fund II, (respectively, "VIPF" and "VIPF II"; collectively "Fidelity Funds"); the Alger American Fund ("Alger American Fund"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). VIPF, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II, also managed by Fidelity, offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Growth ("Growth"), Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small Capitalization"), Alger American Balanced ("Balanced"), Alger American MidCap Growth ("MidCap Growth"), and Alger American Leveraged AllCap ("Leveraged AllCap") Portfolios. The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co."), offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management Inc. ("MSAM"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. This prospectus is accompanied by prospectuses for each of the
Funds, which describe the investment objectives, policies and risk considerations relating to the respective portfolios. The Policy accumulation value will vary in accordance with the investment performance of the Subaccounts selected by the owner. Therefore, the owner bears the entire investment risk of monies placed in the Account under this Policy prior to the annuity date.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Policy and the Account is available free by writing AVLIC at the address above or by calling a Client Service Representative at 1-800-745-1112. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

This Prospectus Must Be Accompanied Or Preceded By Current Prospectuses For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust, and Morgan Stanley Universal Funds, Inc.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is  May 1, 1997.

TABLE OF CONTENTS
                                                                          Page
Definitions.............................................................    3
Fee Table...............................................................    5
Questions and Answers About The Policy..................................    8
Financial Statements ...................................................   11
Performance Data........................................................   13
Ameritas Variable Life Insurance Company and the Account................   13
Ameritas Variable Life Insurance Company................................   13
Ameritas Variable Life Insurance Company Separate Account VA-2..........   13
The Funds...............................................................   14
Investment Policies and Objectives of the Funds' Portfolios.............   15
Addition, Deletion or Substitution of Investments.......................   18
The Fixed Account.......................................................   18
The Policy..............................................................   19
     Policy Application and Premium Payment.............................   19
     Allocation of Premium..............................................   19
     Accumulation Value.................................................   20
     Value of Accumulation Units........................................   20
     Transfers..........................................................   20
     Owner Inquiries....................................................   20
     Refund Privilege...................................................   20
     Policy Loans.......................................................   21
Charges and Deductions..................................................   21
     Administrative Charges.............................................   21
     Mortality and Expense Risk Charge..................................   22
     Contingent Deferred Sales Charge...................................   22
     Taxes..............................................................   23
     Fund Investment Advisory Fees and Expenses.........................   23
Distributions Under the Policy..........................................   23
     Full and Partial Withdrawals.......................................   23
     Critical Needs Withdrawals.........................................   24
     Annuity Date.......................................................   24
     Death of Annuitant Prior to Annuity Date ..........................   24
     Election of Annuity Income Options.................................   25
     Annuity Income Options.............................................   25
     Deferment of Payment...............................................   25
General Provisions......................................................   26
     Control of Policy..................................................   26
     Beneficiary........................................................   26
     Change of Beneficiary..............................................   26
     Contestability.....................................................   26
     Misstatement of Age or Sex.........................................   26
     Reports and Records................................................   27
Federal Tax Matters.....................................................   27
     Introduction.......................................................   27
     Taxation of Annuities in General...................................   27
Distribution of the Policies............................................   28
Safekeeping of the Account's Assets.....................................   28
Third Party Services....................................................   29
Voting Rights...........................................................   29
Legal Proceedings.......................................................   29
Statement of Additional Information.....................................   29

The Policy, certain portfolios, and certain provisions are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS


ACCOUNT - Ameritas Variable Life Insurance Company Separate Account VA-2, a separate investment account established by AVLIC to receive and invest the premium paid under the Policy. The investment performance of the Account is kept separate from that of the general assets of AVLIC.

ACCUMULATION UNIT - A unit used to measure the value of the Policy prior to the annuity date.

ACCUMULATION VALUE - The value of all amounts accumulated under the Policy prior to the annuity date.

ANNUITANT - The person or persons upon whose life expectancy the Policy is written. The annuitant may also be the owner of the Policy.

ANNUITY DATE - The date on which annuity payments begin.

ANNUITY INCOME OPTION - One of several ways in which annuity payments may be made. Payments are based on the cash surrender value as of the annuity date, less any applicable premium taxes. The dollar amount of each annuity payment will not change over time, except in the case where the interest payment option is selected.

ANNUITY PAYMENT - One of a series of payments made under an annuity income option.

AVLIC ("We, Us, Our") - Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY - The person to whom any benefits due upon death of the annuitant are paid. The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed and recorded with AVLIC. If no beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

CASH SURRENDER VALUE - The amount available for full or partial withdrawal, which is the accumulation value less any withdrawal charge, and applicable premium taxes and, in the case of a full withdrawal, less a pro rata amount of the annual policy fee.

CONTINGENT DEFERRED SALES CHARGE - The charge assessed upon certain withdrawals and annuitizations to cover certain expenses relating to the sale of the Policies.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion declare higher interest rates for amounts allocated or transferred to the Fixed Account.

DUE PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may require to establish the validity of the claim.

EFFECTIVE DATE - The date that the premium payment is applied to purchase a Policy for the owner.

FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - The  Variable  Insurance  Products  Fund  ("VIPF"),  Variable  Insurance
Products Fund II ("VIPF II") (collectively the "Fidelity Funds"), the Alger American Fund, ("Alger American Fund"), the MFS Variable Insurance Trust ("MFS Trust") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund") are the funds available for investment as of the date of this Prospectus. In the future, additional funds may be added or subtracted by AVLIC as the available funding options. The Funds have one or more portfolios. There is a portfolio that corresponds to each of the Subaccounts of the Account.

JOINT ANNUITANT - The person other than the annuitant who may be designated by the owner and on whose life annuity payments may also be based.

NET CASH SURRENDER VALUE - The cash surrender value less premium tax, if any.

NONQUALIFIED POLICIES - Policies that do not qualify for special federal income tax treatment.

OWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

PAYEE - The owner, annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

POLICY - The variable annuity policy offered by AVLIC and described in this Prospectus.

POLICY DATE - The date set forth in the Policy that is the date used to determine policy anniversary dates and policy years. Policy anniversaries are measured from the policy date.

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

PORTFOLIO - The separate investment portfolios of the Fidelity Funds, the Alger American Fund, the MFS Trust, and the Morgan Stanley Fund. VIPF offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund offers the following portfolios: Alger American Growth, Alger American Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios. The MFS Trust offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the
Policy: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios.

PREMIUM PAYMENT - Under the Policy, the first-year premium payment must be $2,000 or more and subsequent payments must be $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion.

QUALIFIED POLICIES - Policies purchased in connection with certain plans that qualify for special federal income tax treatment.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Fund.

SUCCESSOR OWNER - The person who may be designated by the owner and to whom Policy ownership passes upon the owner's death.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of trading on the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of trading on the NYSE on the next succeeding valuation date.

FEE TABLE
CONTRACT OWNER TRANSACTION EXPENSES

This table is to assist the Policyowner to understand the various costs and expenses that the Policyowner will bear, directly and indirectly at both the Separate Account and portfolio level. The table does not include possible state premium taxes.


Sales Load Imposed on Purchases.......................................      0%
Contingent Deferred Sales Charge-on premiums paid only (Maximum)......    6.0%

            %                Year                   %                 Year

            6.................1                     4..................5
            6.................2                     3..................6
            6.................3                     2..................7
            5.................4                     0..................8+

Surrender Fees........................................................      0%
Exchange Fee..........................................................      0%
Transfer Fee (after 12 free transfers annually).......................    $10
Annual Policy Fee (up to $50, currently $30)..........................    $30
Annual Administrative Fees and Expenses...............................    .20%

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE).
Mortality and Expense Risk Fees.......................................   1.25%
  (See "Charges and Deductions," page 19.)

FUND EXPENSE SUMMARY

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1996, was as follows:


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
FIDELITY
Money Market                           .21%                               .09%                         .30%
Equity-Income                          .51%                               .05%                         .56%(1)
Growth                                 .61%                               .06%                         .67%(1)
High Income                            .59%                               .12%                         .71%
Overseas                               .76%                               .16%                         .92%(1)
Asset Manager                          .64%                               .09%                         .73%(1)
Investment Grade Bond                  .45%                               .13%                         .58%
Asset Manager:  Growth                 .65%                               .20%                         .85%(1)
Index 500                              .13%                               .15%                         .28%(2)
Contrafund                             .61%                               .10%                         .71%(1)

ALGER AMERICAN (3)
Growth                                 .75%                               .04%                          .79%
Income and Growth                     .625%                              .185%                          .81%
Small Capitalization                   .85%                               .03%                          .88%
Balanced                               .75%                               .39%                         1.14%
MidCap Growth                          .80%                               .04%                          .84%
Leveraged AllCap                       .85%                               .24%                         1.09%


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
MFS
Emerging Growth                        .75%                               .25%(4)                      1.00%(5)
Utilities                              .75%                               .25%(4)                      1.00%(5)
World Governments                      .75%                               .25%(4)                      1.00%(5)
Research                               .75%                               .25%(4)                      1.00%(5)
Growth With Income                     .75%                               .25%(4)                      1.00%(5)

MORGAN STANLEY
Emerging Markets Equity(6)            1.25%                               .50%                         1.75%
Global Equity(7)                       .80%                               .35%                         1.15%
International Magnum(7)                .80%                               .35%                         1.15%
Asian Equity(7)                        .80%                               .40%                         1.20%
U.S. Real Estate(7)                    .80%                               .30%                         1.10%

(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity-Income Portfolio, .69% for Growth Portfolio, .93% for Overseas Portfolio, .74% for Asset Manager Portfolio, .74% for Contrafund Portfolio, and .87% for Asset Manger: Growth Portfolio.

(2) Fidelity agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15% and .43% respectively, on an annualized basis.

(3) Alger Management has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively:
         Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .03% of interest expense.

(4) MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Absent this expense arrangement, "Other Expenses" and "Total" expenses would be .41% and 1.16%, respectively, for the Emerging Growth Series; 2.00% and 2.75%, respectively, for the Utilities Series; 1.28% and 2.03%, respectively, for the World Governments Series; .73% and 1.48%, respectively, for the Research Series; and 1.32% and 2.07%, respectively, for the Growth With Income Series.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, the management fee, other expenses, and total expenses would have been 1.25%, 4.92%, and 6.17%, respectively.

(7) This is an estimate of expenses for the fiscal year ending December 31, 1997. MSAM has agreed to a reduction in management fees and to reimburse each portfolio if necessary, if such fees would cause the total annual operating expenses to exceed the percentage indicated.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

---------------

Example: If you surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment,  assuming 5% annual return on assets.
                                               1 year            3 years           5 years          10 years
                                               ------            -------           -------          --------
Money Market                                     $79               $117              $139             $213
Equity-Income                                    $81               $125              $152             $240
Growth                                           $82               $129              $157             $251
High Income                                      $83               $130              $159             $255
Overseas                                         $85               $136              $170             $277
Asset Manager                                    $83               $130              $160             $257
Investment Grade Bond                            $81               $126              $153             $242
Asset Manager: Growth                            $84               $134              $166             $270
Index 500                                        $78               $117              $138             $211
Contrafund                                       $83               $130              $159             $255
Alger American Growth                            $83               $132              $163             $263
Alger American Income and Growth                 $84               $133              $164             $266
Alger American Small Capitalization              $84               $135              $168             $273
Alger American Balanced                          $87               $143              $181             $298
Alger American MidCap Growth                     $84               $134              $166             $269
Alger American Leveraged AllCap                  $86               $141              $178             $293
MFS Emerging Growth                              $86               $138              $174             $284
MFS Utilities                                    $86               $138              $174             $284
MFS World Governments                            $86               $138              $174             $284
MFS Research                                     $86               $138              $174             $284
MFS Growth With Income                           $86               $138              $174             $284
Morgan Stanley Emerging Markets Equity           $93               $161              $211             $356
Morgan Stanley Global Equity                     $87               $143              $181             $299
Morgan Stanley International Magnum              $87               $143              $181             $299
Morgan Stanley Asian Equity                      $88               $144              $184             $304
Morgan Stanley U.S. Real Estate                  $87               $141              $179             $294

Example: If you annuitize your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment,  assuming 5% annual return on assets.
                                               1 year            3 years           5 years          10 years
                                               ------            -------           -------          --------
Money Market                                    $79                $57               $99              $213
Equity-Income                                   $81                $65               $112             $240
Growth                                          $82                $69               $117             $251
High Income                                     $83                $70               $119             $255
Overseas                                        $85                $76               $130             $277
Asset Manager                                   $83                $70               $120             $257
Investment Grade Bond                           $81                $66               $113             $242
Asset Manager: Growth                           $84                $74               $126             $270
Index 500                                       $78                $57               $98              $211
Contrafund                                      $83                $70               $119             $255
Alger American Growth                           $83                $72               $123             $263
Alger American Income and Growth                $84                $73               $124             $266
Alger American Small Capitalization             $84                $75               $128             $273
Alger American Balanced                         $87                $83               $141             $298
Alger American MidCap Growth                    $84                $74               $126             $269
Alger American Leveraged AllCap                 $86                $81               $138             $293
MFS Emerging Growth                             $86                $78               $134             $284
MFS Utilities                                   $86                $78               $134             $284
MFS World Governments                           $86                $78               $134             $284

MFS Research                                    $86                $78               $134             $284
MFS Growth With Income                          $86                $78               $134             $284
Morgan Stanley Emerging Markets Equity          $93                $101              $171             $356
Morgan Stanley Global Equity                    $87                $83               $141             $299
Morgan Stanley International Magnum             $87                $83               $141             $299
Morgan Stanley Asian Equity                     $88                $84               $144             $304
Morgan Stanley U.S. Real Estate                 $87                $81               $139             $294

Example: If you do not surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

                                               1 year            3 years           5 years          10 years
                                               ------            -------           -------          --------
Money Market                                    $19                $57               $99              $213
Equity-Income                                   $21                $65               $112             $240
Growth                                          $22                $69               $117             $251
High Income                                     $23                $70               $119             $255
Overseas                                        $25                $76               $130             $277
Asset Manager                                   $23                $70               $120             $257
Investment Grade Bond                           $21                $66               $113             $242
Asset Manager: Growth                           $24                $74               $126             $270
Index 500                                       $18                $57               $98              $211
Contrafund                                      $23                $70               $119             $255
Alger American Growth                           $23                $72               $123             $263
Alger American Income and Growth                $24                $73               $124             $266
Alger American Small Capitalization             $24                $75               $128             $273
Alger American Balanced                         $27                $83               $141             $298
Alger American MidCap Growth                    $24                $74               $126             $269
Alger American Leveraged AllCap                 $26                $81               $138             $293
MFS Emerging Growth                             $26                $78               $134             $284
MFS Utilities                                   $26                $78               $134             $284
MFS World Governments                           $26                $78               $134             $284
MFS Research                                    $26                $78               $134             $284
MFS Growth With Income                          $26                $78               $134             $284
Morgan Stanley Emerging Markets Equity          $33                $101              $171             $356
Morgan Stanley Global Equity                    $27                $83               $141             $299
Morgan Stanley International Magnum             $27                $83               $141             $299
Morgan Stanley Asian Equity                     $28                $84               $144             $304
Morgan Stanley U.S. Real Estate                 $27                $81               $139             $294

The examples assume an average $30,000 annuity investment. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown and will vary according to the portfolio(s) selected.


QUESTIONS AND ANSWERS ABOUT THE POLICY

NOTE: The following section contains brief questions and answers about the Policy. Reference should be made to the body of this Prospectus for more detailed information. With respect to qualified policies, it should be noted that the requirements of a particular retirement plan, an endorsement of the Policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on premiums, withdrawals, distributions, or benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions. See "Federal Tax Matters," page
27. Also "you" or "your" refers to the owner; "we," "us" or "our" refers to Ameritas Variable Life Insurance Company.

1.   WHAT IS THE PURPOSE OF THE POLICY?
     The Policy seeks to allow you to accumulate funds based on the investment experience of the assets underlying the Policy, in the Account or the Fixed Account, on a tax-deferred basis and to receive annuity payments when desired.

     Once payments commence under an annuity income option, the annuity payments do not depend on the investment experience of the Policy's underlying assets. Instead, the amount of the payments is set as of the annuity date and does not change over the annuity payment period, unless an interest payment option is selected. The Policy may be purchased on a non-tax qualified basis ("nonqualified policy.") The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy"). The owner can allocate premium payments to one or more Subaccounts of the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Subaccounts"), each of which will invest in a corresponding portfolio of the Funds, or to the Fixed Account. Because the accumulation value depends on the investment experience of the selected Subaccounts, the owner bears the investment risk under this Policy for monies placed in Subaccounts prior to the annuity date.

 2.  WHAT IS AN ANNUITY AND WHAT ANNUITY OPTIONS ARE AVAILABLE?
     An annuity provides for a series of periodic payments beginning on the annuity date, based on the net cash surrender value on the annuity date, to be paid to the designated payee. The owner may select from a number of annuity income options, including annuity payments for the life of an annuitant (or an annuitant and another person, the joint annuitant) with or without a guaranteed number of annuity payments, or for a designated period, for a designated amount, or for an interest payment option. The annuity payments remain the same throughout the payment period, unless an interest payment option is selected.

     The owner also has some flexibility in choosing the annuity date; however, without AVLIC's prior approval, payments must begin no later than the first day of the month after the annuitant's 95th birthday (90th in Oregon). (See "Annuity Date," page 24 and "Annuity Income Options," page 25.)

3.   WHAT TYPES OF INVESTMENTS UNDERLIE THE ACCOUNT?
     Currently, the assets supporting the Policies prior to the annuity date are invested exclusively in shares of the Funds or in the Fixed Account. VIPF offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II offers the following portfolios:
     Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund offers the following portfolios: Alger American Growth, Alger American Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios. The MFS Trust offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley
     Fund  offers  the  following  portfolios  in  connection  with the  Policy:
     Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. Each of the twenty-six Subaccounts of the Account invests solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds.
     (See "The Funds," page 14).

4.   INVESTMENTS IN THE FIXED ACCOUNT.
     Premium payments allocated to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (4.5%) or at higher "declared rates." (See "Fixed Account," page 18).

5.   HOW DO I PURCHASE A POLICY?
     You may purchase a Policy with a first-year premium payment of at least $2,000. You may make subsequent premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The total of all premium payments made under annuity contracts having the same annuitant may not exceed $1,000,000 without AVLIC's prior approval. (See "Policy Application and Premium Payment," page 19.)

6.   HOW MAY I ALLOCATE THE PREMIUM PAYMENT?
     On the effective date of the Policy, the premium paid is allocated to the Money Market Subaccount. Thirteen days after the effective date, the accumulation value is allocated among the Subaccounts or Fixed Account in accordance with the allocation instructions designated by the owner in the application. (See "Allocation of Premium," page 19.)

7.   CAN I TRANSFER AMOUNTS?
     Transfers of the accumulation value among the Subaccounts of the Account can be made 12 times each policy year without charge. A transfer charge may be imposed each additional time amounts are transferred between Subaccounts. This charge will be deducted pro rata from each Subaccount (and if applicable, the Fixed Account) in which the Policyowner is invested. The maximum transfer charge is $10.00 per transfer. Transfers must be at least $250, or, if less, the entire value of the Subaccount from which the transfer is made. The minimum amount which can remain in a Subaccount as a result of a transfer is $100.00. Any amount below this minimum must be included in the amount transferred. Transfers may also be made from the Subaccounts to the Fixed Account. Up to one hundred percent of the amount deposited in the Fixed Account plus interest thereon may be transferred out of the Fixed Account during the 30 day period following the yearly anniversary of the date of the policy.

     Transfers from the Fixed Account are free and will not be considered one of the 12 free yearly transfers. (See "Transfers," page 20.)

 8.  CAN I GET TO MY MONEY IF I NEED IT?
     All or part of the accumulation value of the Policy may be withdrawn before the earlier of the annuitant's death or the annuity date. Policy loans are available from policies purchased in 403(b) plans. The withdrawal right may be restricted by Section 403(b)(11) of the IRS code, if the annuity is used in connection with a Section 403(b) retirement plan. Amounts withdrawn may also be subject to a contingent deferred sales charge depending upon the size of the withdrawal, the Policy accumulation value, and the time since the Policy premiums were deposited. A policyowner may withdraw that portion of the policy accumulation value that exceeds the total premiums deposited without a contingent deferred sales charge. Thereafter, unless waived, a contingent deferred sales charge is assessed only on premiums paid based upon the number of years since the premiums withdrawn were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh year after the withdrawn premiums were deposited. (See "Contingent Deferred Sales Charge," page 22.) WE GUARANTEE THAT THIS CHARGE WILL NOT BE INCREASED. In addition, upon a full withdrawal the owner will be assessed a pro rata portion of the annual policy fee. (See "Annual Policy Fee," page 21.) Certain withdrawals may also be subject to a federal penalty tax as well as federal income tax. (See "Federal Tax Matters," page 27.) Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

9.   WHAT ARE THE CHARGES UNDER MY POLICY?
     In order to permit investment of the entire premium payment, we currently do not deduct sales charges at the time of investment. However, unless waived, a contingent deferred sales charge, as described above, is imposed on certain full or partial withdrawals of the Policies and annuitization to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. (See "Contingent Deferred Sales Charge," page 22.) We will, when taxes, including premium taxes, are imposed by state law upon the receipt of the premium payment, deduct such taxes on receipt of the payment. If, instead, premium taxes are imposed upon annuitization, such taxes will be deducted at that time. (See "Taxes," page 23.) In addition, an annual administration fee of .20% of the year end balance of the accumulation value is deducted to cover administrative expenses, and the policyowner may be charged a $10.00 per transfer fee after the 12 free transfers of each policy. (See "Annual Administration Fee," and "Transfers," pages 21 and 20.) Certain other charges are deducted under the Policy to cover administrative expenses of operating the Policy and mortality and expense risks. These charges include a daily charge at the annual rate of 1.25% of average daily net assets of the Account plus an annual charge which is currently $30.00. Mortality and expense risk charges are not charged against the Fixed Account. (See "Mortality and Expense Risk Charge," page 22 and "Annual Policy Fee," page 21.)

10.  WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE ANNUITY DATE?
     In the event that the annuitant dies prior to the annuity date, upon due proof of death, the death benefit becomes payable. The death benefit may be paid as either a lump sum cash benefit or under an annuity income option. (See "Death of Annuitant Prior to Annuity Date," page 24.)

11.  WHAT HAPPENS IF THE OWNER DIES BEFORE THE ANNUITY DATE?
     In the event that the owner (or joint owner) dies prior to the annuity date, his or her entire interest in the Policy will be distributed within five years after the date of death. If the person to whom ownership passes, the owner's designated beneficiary, chooses to take his or her interest as an annuity, to be paid to himself or herself or for his or her benefit, then under certain circumstances, that portion is treated as distributed on the date distributions begin. Special rules apply where the owner's designated beneficiary is the surviving spouse of the deceased owner. (These provisions are described in greater detail in the Statement of Additional Information - see "IRS Required Distributions," page 7.)

12.  CAN THE POLICY BE RETURNED AFTER IT IS DELIVERED?
     The owner is granted a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period specified on the policy form, which is within 10 days after the owner receives the Policy, unless the particular state in which the Policy is sold requires a longer period. The refund will be the greater of the premiums paid or the premiums paid adjusted by investment gains and losses. (See "Refund Privilege," page 20.)

13.  WHO DO I CALL IF I HAVE QUESTIONS ABOUT MY ANNUITY?
     Any questions about procedures or your Policy will be answered by us at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska, 68501, or by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name. In addition, confirmations will be mailed to the owner for any transactions that take place, and an annual report will be sent once each policy year showing the accumulation value in each Subaccount, and any charges, transfers or withdrawals during the year.

FINANCIAL STATEMENTS

The financial statements for AVLIC and the Account (as well as the auditors' report thereon) are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES
------------------------

Following are the accumulation unit values for the Subaccounts as of October 23, 1987, when the Account commenced business; December 31, 1987, 1988, 1989, 1990,
1991, 1992, 1993, 1994, 1995 and 1996. The number of outstanding accumulation units in each Subaccount as of December 31, 1987, 1988, 1989, 1990, 1991, 1992,
1993, 1994, 1995 and 1996 are also shown:


ACCUMULATION UNIT
AS OF:           10-23-87   12-31-87  12-31-88  12-31-89   12-31-90   12-31-91   12-31-92  12-31-93  12-31-94   12-31-95   12-31-96
                 --------   --------  --------  --------   --------   ---------  --------  --------  --------- ---------  ---------

Money Market         -         -        1.020     1.099      1.173      1.000      1.262      1.286    1.325      1.385     1.442
Equity-Income        -         -       11.315    13.118     10.971     11.850     16.460     19.217   20.322     27.112    30.599
Growth             9.840    10.364     11.853    15.380     13.399     18.510     20.795     24.517   24.207     32.375    36.673
High Income        9.500     9.742     10.750    10.167      9.797      9.550     15.910     18.938   18.414     21.896    24.658
Overseas           9.240     9.457     10.099    12.597     12.216     13.100     11.507     15.601   15.674     16.964    18.967
Asset Manager*       -         -          -         -       10.523     12.550     14.076     16.830   15.609     18.030    20.407
Inv. Grade Bond**    -         -          -         -          -       11.080     12.074     13.232   12.577     14.574    14.851
Asset Manager:
Growth*****          -         -          -         -          -         -            -         -         -      12.270    14.536
Index 500*****       -         -          -         -          -         -            -         -         -      75.455    91.522
Contrafund*****      -         -          -         -          -         -            -         -         -      13.903    16.657
Alger American
Growth***            -         -          -         -          -         -        20.017     24.209   24.259     32.678    36.580
Income and
Growth***            -         -          -         -          -         -        13.831     15.073   13.654     18.224    21.541
Small Cap***         -         -          -         -          -         -        27.043     30.286   28.603     40.773    41.950
Balanced****         -         -          -         -          -         -            -      11.499   10.872     13.813    15.028
MidCap****           -         -          -         -          -         -            -      13.563   13.190     18.820    20.796
Leveraged
AllCap*****          -         -          -         -          -         -            -         -         -      17.358    19.207
MFS Emerging
Growth*****          -         -          -         -          -         -            -         -         -      11.693    13.514
MFS Utilities*****   -         -          -         -          -         -            -         -         -      13.345    15.620
MFS World
Governments*****     -         -          -         -          -         -            -         -         -      11.184    11.489
MFS Research******   -         -          -         -          -         -            -         -         -         -         -
MFS Growth
With Income******    -         -          -         -          -         -            -         -         -         -         -
Emerging Markets
Equity******         -         -          -         -          -         -            -         -         -         -         -
Global Equity******
International        -         -          -         -          -         -            -         -         -         -         -
Magnum******
Asian Equity******   -         -          -         -          -         -            -         -         -         -         -
U.S. Real            -         -          -         -          -         -            -         -         -         -         -
Estate******

NUMBER OF ACCUMULATION UNITS
OUTSTANDING
AS OF:            12-31-87        12-31-88      12-31-89        12-31-90          12-31-91        12-31-92         12-31-93
                 -----------    ------------   ------------ ----------------  --------------- ----------------  ----------------
Money Market          -         157,416.729    208,280.871  11,911,544.496    15,150,911.120  23,516,860.733    24,394,597.763
Equity-Income         -          15,337.513     79,609.928     536,146.361       873,089.237   1,090,217.227     1,692,367.958
Growth           1,251.918        3,944.769      4,476.273     344,241.440       832,635.695    1,058,120.400    1,930,905.248
High Income        155.907       15,646.599     52,878.092      75,439.485       429,942.219     404,678.129       780,485.192
Overseas           109.209        2,271.707     72,009.171     214,204.062       261,859.646      452,257.534    1,680,013.325
Asset Manager*        -              -              -          187,701.160     1,037,390.785    2,461,567.482    5,540,619.649
Inv. Grade Bond**     -              -              -                -           151,044.569      799,187.033    1,220,611.462
Asset Manager:
Growth*****           -              -              -                -                 -                -                -
Index 500*****        -              -              -                -                 -                -                -
Contrafund*****       -              -              -                -                 -                -                -
Alger American
Growth***             -              -              -                -                 -           61,910.658      166,606.094
Income and
Growth***             -              -              -                -                 -           33,407.531       98,620.982
Small Cap***          -              -              -                -                 -          222,600.706      539,880.302
Balanced****          -              -              -                -                 -                -           34,686.690
MidCap****            -              -              -                -                 -                -           91,504.219
Leveraged
AllCap*****           -              -              -                -                 -                -                -
MFS Emerging
Growth*****           -              -              -                -                 -                -                -
MFS Utilities*****    -              -              -                -                 -                -                -
MFS World
Governments*****      -              -              -                -                 -                -                -
MFS Research******    -              -              -                -                 -                -                -
MFS Growth            -              -              -                -                 -                -                -
With Income******     -              -              -                -                 -                -                -
Emerging Markets
Equity******          -              -              -                -                 -                -                -
Global Equity******   -              -              -                -                 -                -                -
International
Magnum******          -              -              -                -                 -                -                -
Asian Equity******    -              -              -                -                 -                -                -
U.S Real
Estate******          -              -              -                -                 -                -                -

                              12-31-94          12-31-95           12-31-96
                          ---------------    --------------    ----------------
Money Market              48,755,227.272     41,390,848.004     38,305,988.303
Equity-Income              2,332,200.380      4,341,950.825      4,005,999.533
Growth                     2,448,226.330      2,680,503.815      2,841,801.470
High Income                1,076,076.694      1,638,820.985      1,983,835.169
Overseas                   2,050,429.513      2,693,065.371      2,676,510.350
Asset Manager*             7,758,786.284      6,384,770.138      5,829,761.845
Inv. Grade Bond**          1,185,301.883      1,584,105.144      1,649,736.501
Asset Manager:
Growth*****                       -              18,219.455        131,061.318
Index 500*****                    -               8,789.710        136,170.960
Contrafund*****                   -             179,239.249      1,297,694.248
Alger American
Growth***                    641,126.689        743,312.674        999,195.999
Income and
Growth ***                   172,001.664        366,345.060        453,812.266
Small Cap***                 671,144.393      1,084,733.736      1,182,697.070
Balanced****                  94,786.818        182,890.799        268,181.328
MidCap****                   268,394.026        793,128.739      1,089,363.623
Leveraged
All Cap*****                       -             59,364.752        188,702.059
MFS Emerging
Growth*****                        -             80,881.596        874,037.108
MFS Utilities*****                 -             40,557.341        191,935.241
MFS World
Governments*****                   -             15,779.622         68,811.144
MFS Research******                 -                  -                  -
MFS Growth                         -                  -                  -
With Income******                  -                  -                  -
Emerging Markets
Equity******                       -                  -                  -
Global Equity******                -                  -                  -
International
Magnum******                       -                  -                  -
Asian Equity******                 -                  -                  -
U.S Real
Estate******                       -                  -                  -

*        No activity prior to December 31, 1989.
**       No activity prior to December 31, 1990.
***      No activity prior to December 31, 1991.
****     No activity prior to December 31, 1992.
*****    No activity prior to December 31, 1994.
******   No activity prior to December 31, 1996.

PERFORMANCE DATA

Separate Account VA-2 may advertise certain information regarding the performance of the Subaccounts. Performance data may be advertised as average annual total return and/or cumulative total return. The Money Market Subaccount may advertise yield and/or effective yield. The yield figures are based on historical earnings and are not intended to indicate future performance. Other Subaccounts may advertise current yield. Details on how performance measures are calculated for the Subaccounts are found in the Statement of Additional Information. Performance advertising will reflect the mortality and expense risk charge and the annual policy fee.

AVLIC AND THE ACCOUNT

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 10 of the Statement of Additional Information.

AVLIC is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly-owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met.

Ameritas Life and its subsidiaries had total assets at December 31, 1996 of over $2.9 billion. AmerUs Life had total assets as of December 31, 1996 of over $4.3 billion.

AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a National Rating Agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.

AVLIC may publish in advertisements and reports to Policyowners, the ratings and other information assigned it, by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account. Further AVLIC may publish charts and other information concerning asset allocation, dollar cost averaging, tax-deference and other investment methods.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-2

AVLIC established the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Account") on May 28, 1987, under Nebraska law as a separate investment account. This Account holds assets that are segregated from all of AVLIC's other assets and are not chargeable with liabilities arising out of any other business AVLIC may conduct. Income, gains, or losses of the Account are credited without regard to other income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies are liabilities of AVLIC who will at all times maintain assets in the Account with a total market value at least equal to the reserve and other contract liabilities for the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, AVLIC may, from time to time, withdraw the assets available to cover general account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

THE FUNDS
There are currently twenty-six Subaccounts within the Account available to Policyowners for new allocations. Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the VIPF, VIPF II, The Alger American Fund, the MFS Fund and the Morgan Stanley Universal Funds (collectively the "Funds".) Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include The High Income, Equity-Income, Asset Manager: Growth, Asset Manager Portfolios of the Fidelity Funds, and the Research Portfolio of the MFS Fund. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the Overseas Portfolio of VIPF and the International Magnum Portfolio of the Morgan Stanley Fund. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Morgan Stanley Fund. The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust and the Global Equity Portfolio of the Morgan Stanley Fund. Investments acquired by the U.S. Real Estate Portfolio of the Morgan Stanley Fund may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

FIDELITY FUNDS

PORTFOLIO                 INVESTMENT POLICIES                                     OBJECTIVE
Money Market1             High-quality U.S. dollar denominated money market       Seeks to obtain as high a level of current
                          instruments of domestic and foreign Issuers.            income as is consistent with preserving
                          (Commercial Paper, Certificate of Deposit.)             capital and providing liquidity.


Equity-Income1            At least 65% in income producing common or preferred    Seeks reasonable income by investing primarily
                          stock.  The remainder will normally be invested in      in income producing equity securities.  The goal
                          convertible and non-convertible debt obligations.       is to achieve a yield in excess of the composite
                                                                                  yield of the Standard & Poor's 500 Composite
                                                                                  Stock Price Index.

Growth1                   Portfolio purchases normally will be common stocks of   Seeks to achieve capital appreciation by
                          both  well-known established companies and smaller,     investing primarily in common stocks.
                          less-known companies,  although the investments  are
                          not  restricted  to any one  type   of   security.
                          Dividend income will only be  considered  if it might
                          have an effect on stock values.

High Income1              At  least  65%  in  income   producing  debt            Seeks to obtain a high level of current income
                          securities and preferred stocks, up to 20% in common    by investing in high income producing lower-
                          stocks  and other  equity securities,  and up to 15%    rated debt securities (sometimes called "junk
                          in securities  subject to restriction on resale.        bonds"), preferred stocks including covertible
                                                                                  securities and restricted securities.

Overseas1                 At  least  65%  invested  in  securities  of  issuers   Seeks long-term growth of capital primarily
                          outside  of  North America.  Most issuers will be       through investments in foreign securities.
                          located in developed  countries in the Americas, the
                          Far East  and  Pacific  Basin,  Scandinavia  and
                          Western Europe.  While  the primary purchases will be
                          common stocks, all types of securities may be
                          purchased.

Asset Manager2            Equities (Growth, High Dividends, Utility),  bonds      Seeks to obtain high total return with reduced
                          (Government, Agency, Mortgage  backed,  Convertible     risk over the long term by allocating its assets
                          and Zero Coupon) and money  market  instruments.        among domestic and foreign stocks, bonds, and
                                                                                  short-term fixed-income securities.

Investment                A portfolio of investment grade fixed-income            Seeks as high a level of current income as is
Grade Bond2               securities with a dollar weighted average maturity      consistent with the preservation of capital.
                          of less than ten years.

Asset Manager:            Focuses on stocks for high potential returns but also   Seeks to maximize total return by allocating its
Growth2                   purchases bonds and short-term instruments.             assets among foreign and domestic stocks, bonds,
                                                                                  short-term instruments and other investments.

Index 500 2               At least 80% (65% if fund assets are below              Seeks investment results that correspond to the
                          $20 million) in equity securities of companies that     total return of common stocks of companies that
                          compose the Standard & Poor's 500.  Also purchases      compose the Standard & Poor's 500.
                          short-term debt securities for cash management
                          purposes and uses various investment techniques, such
                          as futures contracts, to adjust its exposure to the
                          Standard & Poor's 500.

Contrafund2               Portfolio  purchases will normally be common stock or   Seeks long-term capital appreciation.
                          securities convertible into common stock of companies
                          believed to be undervalued due to an overly
                          pessimistic appraisal by the public.

         1 VIPF
         2 VIPF II

ALGER
AMERICAN FUND

PORTFOLIO                 INVESTMENT POLICIES                                      OBJECTIVE
Growth                    The  Portfolio  will  invest its assets in  companies    Seeks long-term capital appreciation.
                          whose securities are traded on domestic stock
                          exchanges or in the  over-the-counter market. Except
                          during temporary defensive periods, the Portfolio
                          will invest at least 65% of its total assets in the
                          securities of companies that have a  total market
                          capitalization of $1 billion or greater.

Income and                The  Portfolio  attempts  to  invest  100%  of its       Seeks to provide a high level of dividend
Growth                    assets, and except during temporary defensive periods,   income to the extent consistent with prudent
                          it is a fundamental policy of the Portfolio to           investment management.  Capital appreciation
                          invest, at least 65% of its total assets in dividend     is a secondary objective of the Portfolio.
                          paying equity securities.


Small Capitalization      Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                          Portfolio invests at least 65% of its total assets in
                          equity securities of companies that, at the time of
                          purchase of the securities, have total market
                          capitalization within the range of companies
                          included in the Russell 2000 Growth Index or the S& P
                          SmallCap 600 Index, updated quarterly.  The Portfolio
                          may invest up to 35% of its total assets in equity
                          securities of companies that, at the time of purchase,
                          have total market capitalization outside the range of
                          companies included in those Indexes and in excess of
                          that amount (up to 100% of its assets) during
                          temporary defensive periods.

Balanced                  The Portfolio will invest its assets in common stocks    Seeks current income and long-term capital
                          and investment grade preferred  stock  and  debt         appreciation by investment in common stocks
                          securities  as  well  as  securities  convertible        and fixed income securities, with emphasis
                          into common stocks.  Except during defensive periods,    on income producing securities which appear to
                          it is anticipated that 25% of the portfolio assets       have some potential for capital appreciation.
                          will be invested in fixed income senior securities.

MidCap Growth             Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                          Portfolio invests at least 65% of its total assets in
                          equity securities of companies that, at the time of
                          purchase of the securities, have total market
                          capitalization within the range of companies included
                          in the S&P MidCap 400 Index, updated quarterly.
                          The S&P MidCap 400 Index is designed to track the
                          performance of medium capitalization companies.  The
                          Portfolio may invest up to 35% of its  total assets
                          in securities that, at the time of purchase, have
                          total market capitalization outside the range of
                          companies included in the S&P MidCap 400 Index and in
                          excess of that amount (up to 100% of its assets)
                          during temporary defensive periods.

Leveraged AllCap          Invests  at least 85% of net assets in equity            Seeks long-term capital appreciation.
                          securities of companies of any size, except during
                          defensive  periods.  May  purchase  put and call
                          options and sell covered  options to  increase  gain
                          and to hedge.  May enter into  futures contracts and
                          purchase and sell options on  these  futures
                          contracts.  May also borrow money for purchase of
                          additional securities.


MFS FUNDS
PORTFOLIO                 INVESTMENT POLICIES                                      OBJECTIVE

Emerging Growth Series    At least 80% normally will be invested  in equity        Seeks to provide long-term capital growth;
                          securities of emerging growth companies.  Up to 25%      dividend and interest income is incidental.
                          may be invested in  foreign  securities not including
                          ADRs.

Utilities Series          At least 65%, but up to 100%  normally will be           Seeks capital growth and current income (above
                          invested  in  equity and debt securities of both         that available from a portfolio invested
                          domestic and foreign companies in the  utilities         entirely in equity securities).
                          industry.  Normally,   not  more  than  35%  will  be
                          invested  in  equity  and   debt securities of
                          issuers in other industries,  including   foreign
                          securities, emerging market securities and non-dollar
                          denominated securities.

World Governments Series  At least  80%  normally  will be invested  in  debt      Seeks to provide long-term growth of capital and
                          securities.   May invest up to 100%  of  assets  in      future income.
                          foreign securities, including emerging market
                          securities.

Research Series           Invests  in  common  stocks or securities convertible    Seeks to provide long-term growth of capital
                          into common  stocks of companies believed to possess     and future income.
                          better than average prospects for long-term  growth.
                          Up to 10% may be invested in  non-investment
                          grade  debt;  up to 20% may be  invested  in  foreign
                          securities (including emerging market issues.)

Growth With Income        At least 65% will  normally  be  invested  in common     Seeks to provide reasonable current income and
Series                    stocks or  securities convertible into common stocks     long-term growth of capital and income.
                          of companies  believed to have  long-term prospects
                          for growth and  income. Expects  to  invest not  more
                          than 15% in foreign securities (including emerging
                          market issues.)

MORGAN STANLEY
FUNDS

PORTFOLIO                 INVESTMENT POLICIES                                      OBJECTIVE
Emerging Markets Equity   Invests primarily in equity securities of emerging       Long-term capital appreciation.
                          market country issuers with a focus on those countries
                          whose economies the portfolio's adviser believes to
                          be developing strongly and in which markets are
                          becoming more sophisticated.

Global Equity             Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                          issuers throughout the world, including  U.S.
                          issuers and emerging market countries, using an
                          approach that is oriented to the selection of
                          individual stocks that the portfolio's adviser
                          believes are undervalued.

International Magnum      Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                          non-U.S. issuers, generally in accordance with
                          weightings determined by the portfolio's adviser, in
                          countries comprising the Morgan Stanley Capital
                          International Europe, Australia, Far East Index,
                          commonly known as the "EAFE Index."

Asian Equity              Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                          Asian   issuers,    excluding Japan, using an
                          approach that is oriented  to the  selection  of
                          individual stocks believed  by  the portfolio's
                          adviser to be undervalued.

U.S. Real Estate          Invests primarily in equity securities of companies      Above-average current income and long
                          primarily engaged in the U.S. real estate industry,      term capital appreciation.
                          including real estate investment trusts.

Each portfolio pays its manager a monthly fee for managing its investments and business affairs. In addition, each portfolio's total operating expenses will include fees for shareholder services and other expenses, such as custodial, legal, accounting and other miscellaneous fees. (See "Fee Table" page 5). A complete description of the expenses, fees and charges of the portfolios is found in the Funds' prospectuses and Statements of Additional Information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and if necessary, after notice to and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other Policies or permit a conversion between Policies upon request by the owners.

AVLIC also reserves the right, in its sole discretion, to establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company having a specified investment objective. AVLIC may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing owners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of owners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of owners or other persons who have voting rights as to the Account. The owner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.

FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account, subject to certain restrictions. (See "Transfers," page 20).

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk that the declared rate described below, may fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act.

We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the general account ("Declared Rate(s)"). Each month AVLIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The owner will earn interest on the amount transferred or allocated at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.

THE POLICY

The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

The Policy is a variable annuity policy. The rights and benefits of the Policy are described below and in the policy form; however, AVLIC reserves the right to make any modification to conform the Policy to, or to give the owner the benefit of, any federal or state statute or any rule or regulation thereunder.

This Policy may be purchased on a non-tax qualified basis ("nonqualified policy"). The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy").

POLICY APPLICATION AND PREMIUM PAYMENT

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). The application must be submitted with an initial premium payment of not less than $2,000 unless other provisions for payment of the $2,000 premium are made. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason. After the policy is issued, an owner may make additional premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. Also, AVLIC has the right not to accept total premiums greater than $1,000,000, or a premium payment where the total premium payments made under AVLIC annuity contracts having the same annuitant exceed $1,000,000.

If the application and initial premium payment can be accepted in the form received, the initial premium payment will be applied to the purchase of a Policy within two business days after receipt by AVLIC at its Home Office. In those instances where other provisions for the payment of the initial premium are made, the initial premium will be applied after the application has been accepted and within two business days after AVLIC has received the initial premium in its home office in Federal Funds. The date that the initial premium is applied to the purchase of the Policy is the effective date of the Policy.

If an incomplete application is received, AVLIC will request the information necessary to complete the application. Once the application is completed and the initial premium received, the initial premium payment will be applied to the purchase of a Policy within two business days. If after five business days after its receipt with the initial premium the application remains incomplete, AVLIC will return the applicant's premium payment unless it obtains the applicant's permission to retain the premium payment pending completion of the application.

The policy date for the Policy will be the same day as the effective date for the Policy, unless it falls on the 29th, 30th or 31st of a month, in which case the policy date will be set at the 28th day of that month. The policy date is used to determine policy anniversary dates and policy years.


ALLOCATION OF PREMIUM

In the application for a Policy, the owner allocates the premium to one or more Subaccounts of the Account and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%.

The initial premium is allocated on the effective date of the Policy to the Money Market Subaccount. The initial premium, less any applicable premium taxes, will be used to purchase accumulation units of the Money Market Subaccount at the price next computed on the effective date.

Thirteen days after the effective date, the accumulation value of the Policy will be allocated among the Subaccounts, or to the Fixed Account, as selected by the owner in the application.

The value of amounts allocated to Subaccounts of the Account will vary with the investment performance of these Subaccounts and the owner bears the entire investment risk. This will affect the Policy's cash surrender value which on the annuity date affects the level of annuity payments payable. Owners should periodically review their allocation of values in light of market conditions and overall financial planning requirements.

ACCUMULATION VALUE

The accumulation value of the policy is equal to the total premiums received, reduced by any applicable premium taxes, as affected by charges, withdrawals, and the investment experience of the designated Subaccounts and the interest earned in the Fixed Account.

On the effective date, the accumulation value of the Policy is equal to the initial premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the Policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units of each Subaccount credited to the Policy by the current value of an accumulation unit for each Subaccount and by adding the accumulation value in the Fixed Account. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the Policy is decreased by any annual administrative fee and the annual policy fee, any withdrawals, and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals as well as the deduction of any applicable charges under the Policy.

VALUE OF ACCUMULATION UNITS

The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the Policy for mortality and expense risks and, if applicable, any federal and state income tax charges.

TRANSFERS

Accumulation value may be transferred among the Subaccounts 12 times each policy year without charge. A transfer charge of $10.00 may be imposed each additional time amounts are transferred between Subaccounts. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. Accumulation values may also be transferred from the Subaccounts of the separate account to the Fixed Account without limitation. Transfers of up to 100% of the accumulation value may be made from the Fixed Account to the various Subaccounts during the 30 day period following the yearly anniversary date of the policy. Transfers from the Fixed Account are free and will not count as one of the 12 free transfers. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. AVLIC will effect transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received at the Home Office.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional limitations at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.


OWNER INQUIRIES

Inquiries should be addressed to Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 or made by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name.

REFUND PRIVILEGE

The owner is given a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period of time stated on the policy form, which is 10 days after receipt of the Policy, unless state law requires a longer period of time. The refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains and losses. To cancel the Policy, the owner should mail or deliver it to AVLIC at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the owner's bank.

POLICY LOANS

After the first policy anniversary the policyowner of a policy purchased in a 403(b) qualified plan may borrow up to the lesser of: $50,000 (including all loans outstanding during the preceding year); or 50% of the cash surrender value of the policy; or 50% of the present value of the non-forfeitable accrued benefits of the owner under the policy. One loan may be taken each year and the minimum initial loan amount is $2,500. The loans usually are funded within 7 days of the receipt of a written request.

All loans must be repaid within five years with substantially level amortized payments made at least quarterly. Repayment for loans to purchase a dwelling to be used, within a reasonable time, as your principal residence may be made over a longer period. If any repayment due under the loan is unpaid for ninety (90) days, the balance will become due without notice. The loan will be repaid by deducting the balance and any applicable charges and taxes from the accumulation value, subject to distribution limitations.

The current loan interest rate will be 7.5% and is guaranteed not to exceed 8% per annum. When a loan is made, accumulation values equal to the amount of the loan will be transferred from the Account and/or Fixed Account to the General Account of AVLIC as security for the indebtedness. The policyowner is currently earning 4.5% and is guaranteed to earn 4.5% on the amount securing the indebtedness. The accumulation values transferred out of the Account will be allocated among the subaccounts or Fixed Account as instructed by the policyowner when the loan is requested. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the subaccounts or the Fixed Account. Upon repayment of the loan, the transfers back into the Account or Fixed Account will be allocated in accordance with the allocation instructions in effect when the payments are made.

The loans to policyowners of a policy purchased in 403(b) qualified plans will be considered distributions from the policy and subject to taxation unless the requirements of IRS Code Section 72(p), including repayment, are met. In addition, policies purchased in plans subject to ERISA may be subject to ERISA requirements. AVLIC may refuse to make a loan which violates these requirements. AVLIC may be required to report the loan as income to the policyowner if the loan violates the IRS requirements or is not repaid according to the IRS requirements and the loan terms. This provision is not available in all states.


CHARGES AND DEDUCTIONS

Charges will be deducted periodically from the accumulation value of the Policy to compensate AVLIC for, among other things: (1) issuing and administering the Policy; (2) assuming certain risks in connection with the Policy; and (3) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the premium payments before they are allocated to the Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a premium payment. In that case AVLIC will deduct the premium tax due when the premiums are received. Other charges, such as transfer and contingent deferred sales charges, may be levied upon, respectively transfers or withdrawals or, in some cases, upon annuitization, as described more fully below.

ADMINISTRATIVE CHARGES

ANNUAL POLICY FEE. An annual policy fee of up to $50.00 (currently $30.00) is deducted from the accumulation value on the last valuation date of each policy year. This charge reimburses AVLIC for the administrative costs of maintaining the Policy on AVLIC's system.

ANNUAL ADMINISTRATION FEE. A charge of .20% of the accumulation value is calculated and deducted from the accumulation value on the last valuation date of each policy year. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the Policies and ongoing administrative expenses incurred in connection with servicing and maintaining the Policies. These expenses include the cost of processing the application and premium payments, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims and overhead.

AVLIC does not expect to make a profit on the charges for the annual policy and annual administrative fees.

MORTALITY AND EXPENSE RISK CHARGE

AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the Policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and risk expense charge is imposed on the Fixed Account.

The mortality risk borne by AVLIC under the Policies, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Policy. It therefore relieves the annuitant from the risk that he will outlive the funds accumulated for retirement. In addition, AVLIC bears a mortality risk under the Policies, regardless of the annuity option selected, in that it guarantees the purchase rates for the annuity income options available under the Policy and it guarantees the death benefit of the Policy prior to the annuity date to be the greater of the accumulation value or the premium payments made. These risks are AVLIC's. The expense risk undertaken by AVLIC, with respect to the Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by AVLIC for providing policy administration services.

If the contingent deferred sales charge on withdrawals is insufficient to cover the distribution expenses, the deficiency will be met from AVLIC's general account funds, including the amount derived from the charge levied for mortality and expense risks.


CONTINGENT DEFERRED SALES CHARGE

Since no deduction for a sales charge is made from the premium payment, unless waived, a contingent deferred sales charge is imposed on certain partial and full withdrawals and upon certain annuitizations to cover certain expenses relating to the distribution of the Policy, including commissions to registered representatives and other promotional expenses. No charge is assessed for the withdrawal of that portion of the policy accumulation value that exceeds the total premiums deposited. The contingent deferred sales charge is assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn, were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh policy year after the withdrawn premiums were deposited.

Those annuitants whose policies have been in force for at least one year and meet certain conditions may make withdrawals without surrender charges (See "Critical Needs Withdrawals," page 24).

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, which are subject to a contingent deferred sales charge, the contingent deferred sales charge will be expressed as a percentage of the premium payments withdrawn or annuitized as follows:


        %                 Year          %                  Year

        6..................1            4...................5
        6..................2            3...................6
        6..................3            2...................7
        5..................4            0...................8+

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the Policy. The charge will be allocated pro rata among the Subaccounts (or the Fixed Account) based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account in which case the charge will be allocated among those

Subaccounts or the Fixed Account in the same manner as the withdrawal. A contingent deferred sales charge will not be assessed on premium payments withdrawn at least two years after deposit, if withdrawn and applied under annuity income option c or d. (See "Annuity Income Options," page 25.) Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

TAXES

AVLIC will, where such taxes are imposed by state law of the Policyowner's residence as made known to AVLIC upon the receipt of a premium payment, deduct premium taxes. If instead, premium taxes are imposed upon annuitization by said state, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the owner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the gross premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts. The owner will be notified of any applicable premium taxes. Owners are responsible for informing AVLIC in writing of changes of residence.

Under present laws, AVLIC will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, AVLIC is not currently making a charge. If they increase, however, AVLIC may make charges for such taxes. Such charges would be deducted from the accumulation unit value.

AVLIC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters," page 27.) Based upon these expectations, no charge is being made currently to the Account for corporate federal income taxes which may be attributable to the Account.

AVLIC will periodically review the question of a charge to the Account for corporate federal income taxes related to the Account. Such a charge may be made in future years for any federal income taxes incurred by AVLIC. This might become necessary if the tax treatment of AVLIC is ultimately determined to be other than what AVLIC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in AVLIC's tax status. In the event that AVLIC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the accumulation unit value would be correspondingly adjusted by any provision or charge for such taxes.

FUND INVESTMENT ADVISORY FEES AND EXPENSES

Because the Account purchases shares of the Funds, the net assets of the Account will reflect the value of Funds' shares and, therefore, the investment advisory fees and other expenses incurred by the Funds. A complete description of the expenses and deductions from the Funds' portfolios is found in the Funds' prospectuses and Statements Of Additional Information.

AVLIC may receive administrative fees from the investment advisers of certain funds.


DISTRIBUTIONS UNDER THE POLICY

FULL AND PARTIAL WITHDRAWALS

The owner may make partial withdrawals or a full withdrawal of the Policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. The partial withdrawals may also be established on a predetermined, systematic basis. The withdrawal right may be restricted by
Section 403(b)(11) of the IRS Code and, should the withdrawal be an eligible rollover distribution from a qualified plan or an annuity in a 403(b) plan, it will be subject to a mandatory 20% withholding under the IRS Code unless the distribution is paid directly by AVLIC into an eligible retirement plan in a direct rollover. (See "Federal Tax Matters," page 27.) No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for full or partial withdrawal ("cash surrender value") is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less a pro rata amount of the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option. (See "Annuity Income Options," page 25.)

CRITICAL NEEDS WITHDRAWALS

Annuitants whose policies have been in force for at least one year may, under certain conditions, make withdrawals without surrender charges. These conditions include: the annuitant must be 65 or younger when the policy was issued; the policy accumulation value must exceed $5,000; the annuitant must provide a medical doctor's verification of diagnosis of terminal illness with less than 12 months to live; or verification of 90 consecutive days of confinement in a medical facility for an approved medical reason; and no additional premium payments are made during the waiver period. The waiver of withdrawal charges during confinement will continue for 90 days after release. This waiver of withdrawal charges is not available in all states.

In the absence of specific direction from the owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. Any partial withdrawal that would reduce the cash surrender value to less than $100 will be considered a request for full withdrawal. Any partial annuitization will be allocated first to earnings and then to principal.

All withdrawals of amounts held in the Account will be paid within seven days of receipt of written request, subject to postponement in certain circumstances. (See "Deferment of Payment," page 26.) Payments under the Policy of any amounts derived from a premium paid by check may be delayed until such time as the check has cleared the payor's bank. If, at the time the owner makes a partial or full withdrawal request, he or she has not provided AVLIC with a written election not to have federal income taxes withheld, AVLIC must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. At the owner's request, AVLIC will provide a form to request a withdrawal and to notify AVLIC of the owner's election whether to have federal income taxes withheld. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Matters - Taxation of Annuities in General," page 27.)

Since the owner assumes the investment risk with respect to amounts held in the Account and because certain withdrawals are subject to a contingent deferred sales charge, the total amount paid upon withdrawals under the Policy (taking into account any prior withdrawals) may be more or less than the premium payments made.


ANNUITY DATE

The owner may specify an annuity date by written request, which can be no later than the first day of the month nearest annuitant's 95th birthday (90th birthday in Oregon) without AVLIC's prior approval. The 29th, 30th or 31st day of any month may not be selected as the annuity date. If no annuity date is specified, the annuity date will be the later of the fifth policy anniversary date (Seventh policy anniversary date in Oregon) or the policy anniversary nearest the annuitant's 85th birthday. The annuity date is the date that annuity payments are scheduled to commence under the policy, unless the policy has been surrendered or an amount has been paid as proceeds to the designated beneficiary prior to that date. In selecting an annuity date, the owner may wish to consider the applicability of a contingent deferred sales charge, which is imposed upon an annuitization prior to the third policy year where a life annuity is selected and prior to the seventh policy year if any other annuity option is selected.

The owner may advance or defer the annuity date; however, the annuity date may not be advanced to a date prior to 30 days after the date of a written request, or, without AVLIC's prior approval, deferred to a date beyond the first policy anniversary date nearest the annuitant's 95th birthday (90th birthday in Oregon). An annuity date may only be changed by written request during the annuitant's lifetime. Request must be made at least 30 days before the then scheduled annuity date. The annuity date and annuity income options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the annuitant dies prior to the annuity date, an amount will be paid as proceeds to the beneficiary. Upon receipt of due proof of death of the annuitant, the death benefit becomes payable. The death benefit paid will equal the greater of the accumulation value or total premiums paid less withdrawals, on the date due proof of death is received by AVLIC at its Home Office. The death benefit is payable as a lump sum cash benefit or under one of the annuity income options. The owner may elect an annuity income option for the beneficiary, or if no such election was made by the owner and a cash benefit has not been paid, the beneficiary may make this election after the annuitant's death. Since "due proof of death" includes a "Claimant's Statement," which specifies how the beneficiary wishes to receive the benefit (unless the owner previously selected an option), the amount of the death benefit will continue to reflect the investment performance of the Account until that information is supplied to AVLIC. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the beneficiary must elect to receive the benefits under an annuity option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code. The death benefit will be paid to the beneficiary within seven days of when it becomes payable.

ELECTION OF ANNUITY INCOME OPTIONS

The amounts of any annuity payments payable will be set on the annuity date based on the net cash surrender value on that date that is applied under an annuity income option. The net cash surrender value is equal to the cash surrender value less any premium taxes, if applicable. Thereafter, the monthly annuity payment will not change, except in the event option (ai), Interest Payment, is elected in which case the payment will vary based on the rate of interest determined by AVLIC. All or part of the net cash surrender value may be placed under one or more annuity income options. If annuity payments are to be paid under more than one option, AVLIC must be told what part of the net cash surrender value is to be paid under each option.

The annuity income options are shown below. Election of an annuity income option must be made by written request to AVLIC at least thirty (30) days in advance of the annuity date. If no election is made, payments will be made beginning on the annuity date as an annuity under option c, as shown below. Subject to AVLIC's approval, the owner (or after the annuitant's death, the beneficiary) may select any other annuity income option AVLIC then offers. Annuity income options are not available to: (1) an assignee; or (2) any other than a natural person except with AVLIC's consent. If an annuity option selected does not generate monthly payments of at least $20, AVLIC reserves the right to pay the net cash surrender value as a lump sum payment.

If an annuity income option is chosen which depends on the continuation of life of the annuitant or of a joint annuitant, proof of birth date may be required before annuity payments begin. For annuity income options involving life income, the actual age of the annuitant or joint annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment, with the shorter the period, the greater the amount of each annuity payment.


ANNUITY INCOME OPTIONS

(ai) Interest Payment. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

(aii) Designated Amount Annuity. Monthly annuity payments will be for a fixed amount. Payments continue until the amount AVLIC holds runs out.

(b) Designated Period Annuity. Monthly annuity payments are paid for a period certain as the owner elects up to 20 years.

(c) Life Annuity. Monthly annuity payments are paid for the life of an annuitant, ceasing with the last annuity payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

(d) Joint and Last Survivor Annuity. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter for the life of the survivor, ceasing with the last annuity payment due prior to the survivor's death.

The rate of interest payable under options ai, aii or b will be guaranteed at 3% compounded yearly. Payments under options c and d will be based on the 1983 Table "a" Annuity Table at 3 1/2% interest. AVLIC may, at any time of election of an annuity income option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, AVLIC allows the beneficiary to transfer amounts applied under options ai, aii, and b to either option c or d after the annuity date. However, there is no guarantee that AVLIC will continue this practice, which practice can be changed at any time at AVLIC's discretion.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum death benefit due from the Account will occur within seven days from the date the amount becomes payable, except that AVLIC may be permitted to defer such payment if:

 a) the New York Stock Exchange is closed other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

 b)    the SEC by order permits the postponement for the protection of owners;
       or

 c) an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the net assets of the Account; or

 d) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

GENERAL PROVISIONS

The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

CONTROL OF POLICY

The owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY

The owner may name both primary and contingent beneficiaries. The beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the annuitant, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY

The owner may change the beneficiary by written request on a Change of Beneficiary form at any time during the annuitant's lifetime unless otherwise provided in the previous designation of beneficiary. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

CONTESTABILITY

AVLIC cannot contest the validity of this Policy after the policy date, subject to the "Misstatement of Age or Sex" provision. However, if the annuitant commits suicide within two years of the policy date, the death benefit under the Policy will be limited to the Cash Surrender Value of the policy.

MISSTATEMENT OF AGE OR SEX

AVLIC may require proof of age and sex before making annuity payments. If the age or sex of the annuitant has been misstated, we will adjust the benefits and amounts payable under this Policy.

If the misstatement of age or sex is not found until after the income payments have started:

1. if we made any overpayments, we will add interest at the rate of 6% per year compounded yearly and charge them against payments to be made in the future.

2. if we made underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.

REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail the owner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value as allocated among the Subaccounts or the Fixed Account, and charges made during the policy year. The owner may ask for more frequent reports, but except for the annual report, AVLIC reserves the right to charge a fee for each report. The owner will also be sent confirmations of transactions under the Policy, such as the purchase payment and transfers and withdrawals, and a periodic report for the Fund and a list of the portfolio securities held in each portfolio of the Fund and any other information required by the 1940 Act.

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.

No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See "Taxes," page 23.)

The qualified policies are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on AVLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of qualified policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy.
Section 403(b)(11) of the IRS Code requires that no distribution be made from a plan under Section 403(b) except after age 59 1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract.

The following discussion assumes the qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.


TAXATION OF ANNUITIES IN GENERAL

NONQUALIFIED POLICIES. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. AVLIC believes that an annuity owner generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the accumulation value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a Policy who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified policy, amounts received are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the Policy, in general, only the portion of the annuity payment that represents the amount by which the accumulation value exceeds the "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution pursuant to a nonqualified policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity subject to Internal Revenue Service requirements, including special "recapture" rules.

QUALIFIED POLICIES. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the Policy that was not excluded from the participant's gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified policies. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from: distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Distributions from qualified plans are subject to specific tax withholding rules. Eligible rollover distributions from a qualified plan or annuities used in 403(b) plans are subject to income tax withholding at a rate of 20% unless the policyowner elects to have the distribution paid directly by AVLIC to an eligible retirement plan in a direct rollover. If the distribution is not an eligible rollover distribution, it is generally subject to the same withholding rules as distributions from non-qualified policies.


DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a broker/dealer registered pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by individuals who are registered representatives of Investment Corp. and who are licensed as life insurance agents for AVLIC. Investment Corp. and AVLIC may authorize registered representatives of other registered broker/dealers to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 6% of premiums paid. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions with respect to the policies.

The gross variable annuity compensation received by Investment Corp. on AVLIC's variable annuities was $10,067,075 for 1996; $6,896,847 for 1995; and $7,647,138
for 1994.

SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

To the extent required by law, the portfolio shares held in the Account will be voted by AVLIC at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, AVLIC determines that it is allowed to vote the portfolio shares in its own right, AVLIC may elect to do so.

The number of votes which are available to an owner will be calculated separately for each Subaccount of the Account. Prior to the annuity date, the owner holds a voting interest in each Subaccount to which the accumulation value is allocated. The number of votes which are available to an owner will be determined by dividing the accumulation value attributable to a Subaccount by the net asset value per share of the applicable portfolio. In determining the number of votes, fractional shares will be recognized. The number of votes of the portfolio which are available will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

Shares of Funds as to which no timely instructions are received, or shares held by AVLIC as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate portfolio.

On and after the Annuity Date, there are no voting rights because amounts are no longer held in the Account.


LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.


STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the first page or by calling 1-800-745-1112. The following is the Table of Contents for that Statement:


                                                         Page
GENERAL INFORMATION AND HISTORY.......................    2
THE POLICY............................................    2
GENERAL MATTERS.......................................    6
FEDERAL TAX MATTERS...................................    7
DISTRIBUTION OF THE POLICY............................    8
SAFEKEEPING OF ACCOUNT ASSETS.........................    9
AVLIC.................................................    9
STATE REGULATION......................................    9
LEGAL MATTERS.........................................    9
EXPERTS...............................................    9
OTHER INFORMATION.....................................    9
FINANCIAL STATEMENTS..................................    9

APPENDIX A

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1996 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1996. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 71-year period: investments of one dollar would have grown to $1,370.95 and $4,495.99 respectively, by year-end 1996. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $33.73. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 71 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1996 period.

Omitted graph illustrates long term market trends as described in the narrative above.











                      Year End 1925 = $1.00
                      Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX B

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX
                                    %
             YEAR                CHANGE
-----------------------------------------
                                             Omitted graph depicts the activity
 1           1972                 18.90      of the S&P 500 Index for the years
 2           1973                -14.77      1971-1996.
 3           1974                -26.39
 4           1975                 37.16
 5           1976                 23.57
 6           1977                 -7.42
 7           1978                  6.38
 8           1979                 18.20
 9           1980                 32.27
10           1981                 -5.01
11           1982                 21.44
12           1983                 22.38
13           1984                  6.10
14           1985                 31.57
15           1986                 18.56
16           1987                  5.10
17           1988                 16.61
18           1989                 31.69
19           1990                 -3.14
20           1991                 30.45
21           1992                  7.61
22           1993                 10.08
23           1994                  1.32
24           1995                 37.58
25           1996                 22.96


THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. THE CHART ASSUMES THAT DIVIDENDS ARE REINVESTED INTO THE INDEX. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX. THE POLICY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

Part B                                                Registration No. 33-33844



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                      MULTI-PREMIUM VARIABLE ANNUITY POLICY


                                   Offered by


                    Ameritas Variable Life Insurance Company
              (formerly Bankers Life Assurance Company of Nebraska)
                           (A Nebraska Stock Company)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510


                              ---------------------


         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Multi-Premium Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). You may obtain a copy of the Prospectus dated May 1, 1997, by writing Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510, or calling, 1-800-745- 1112. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.


         Dated:   May 1, 1997



                                TABLE OF CONTENTS

                                                                        PAGE
GENERAL INFORMATION AND HISTORY......................................     2
-------------------------------
THE POLICY...........................................................     2
----------
          Accumulation Value.........................................     2
          ------------------
          Value of Accumulation Units................................     2
          ---------------------------

CALCULATION OF PERFORMANCE DATA......................................     3
-------------------------------
GENERAL MATTERS......................................................     6
---------------
          The Policy.................................................     6
          ----------
          Non-Participating..........................................     6
          -----------------
          Assignment.................................................     6
          ----------
          Annuity Data...............................................     7
          ------------
          Ownership..................................................     7
          ---------
          Joint Annuitant............................................     7
          ---------------
          IRS Required Distributions.................................     7
          --------------------------
FEDERAL TAX MATTERS..................................................     7
-------------------
          Taxation of AVLIC..........................................     7
          -----------------
          Tax Status of the Policies.................................     8
          --------------------------
          Qualified Policies.........................................     8
          ------------------
DISTRIBUTION OF THE POLICY...........................................     8
--------------------------
SAFEKEEPING OF ACCOUNT ASSETS........................................     9
-----------------------------
AVLIC     ...........................................................     9
-----
STATE REGULATION.....................................................     9
----------------
LEGAL MATTERS........................................................     9
-------------
EXPERTS..............................................................     9
-------
OTHER INFORMATION....................................................     9
-----------------
FINANCIAL STATEMENTS.................................................     9
--------------------

GENERAL INFORMATION AND HISTORY:
--------------------------------

        In order to supplement the description in the Prospectus, the following provides additional information concerning the company and its history.

            As of April 1, 1996, AVLIC is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation, and AmerUS Life Insurance Company (AmerUs Life), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation.

            AVLIC may publish in advertisements and reports to policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC.


THE POLICY
----------

      In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to the owners.

Accumulation Value
------------------

      The Accumulation Value of a Policy on each valuation date is equal to:

      (1) the aggregate of the values attributable to the Policy in each Subaccount on the valuation date, determined for each Subaccount by multiplying the Subaccount's accumulation unit value by the number of the Subaccount accumulation units allocated to the Policy and/or the net allocation plus interest in the Fixed Account; plus

      (2)   the amount deposited in the Fixed Account, plus interest; less

      (3)   any partial withdrawal, and its charge, made on the valuation date;
            less

      (4) any annual policy fee or annual administration fee deducted on that valuation date. In computing the accumulation value, the number of Subaccount accumulation units allocated to the Policy is determined after any transfer among the Subaccounts.

Value of Accumulation Units
---------------------------

    The value of each Subaccount's accumulation units reflects the investment performance of that Subaccount.

    The accumulation unit value of each Subaccount shall be calculated by:

      (1) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date by the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

      (2) a daily charge of 0.003425% (equivalent to an annual rate of 1.25% of the average daily net assets) for mortality and expense risks; minus

      (3)   any applicable charge for federal and state income taxes, if any;
            and

      (4) dividing the result by the total number of accumulation units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date.

CALCULATION OF PERFORMANCE DATA
-------------------------------

      As disclosed in the prospectus, premium payments will be allocated to the Separate Account VA-2 which has twenty-six Subaccounts, with the assets of each invested in corresponding portfolios of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, (collectively the "Fidelity Funds"), the Alger American Fund, the MFS Variable Insurance Trust, the Morgan Stanley Universal Funds ("The Funds"), or to the Fixed Account. From time to time AVLIC will advertise the performance data of the portfolios of the Funds.

      Fidelity Management & Research Company (Fidelity) is the manager of the Fidelity Funds. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. Alger American Funds are managed by Fred Alger Management, Inc. It stresses proprietary research by its large research team that follows approximately 1400 companies. MFS Variable Insurance Trust is advised by Massachusetts Financial Services Company. MFS is America's oldest mutual fund organization. Morgan Stanley Universal Funds, Inc. are managedby Morgan Stanley Asset Management, Inc.

      Performance information for any subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Stock Index ("S & P 500"). Dow Jones Industrial Average ("DJIA"), Donahue Money Market Institutional Averages;
(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

      Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

      The tables below are established to demonstrate performance results for each underlying portfolio with charges deducted at the Separate Account level as if the policy had been in force from the commencement of the portfolio. The performance information is based on the historical investment experience of the underlying portfolios and does not indicate or represent future performance.

Total Return
------------

      Total returns quoted in advertising reflect all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18% which is the steady rate that would equal 100% grown on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

     Table 1: The subaccounts will quote average annual returns for the period since the underlying portfolios commenced operation after deducting charges at the Separate Account level. Table 1 shows the average annual total return on a hypothetical investment in the subaccounts for the last year, five years, and ten years if applicable, and/or from the date that the portfolios began operations for the period ending December 31, 1996. The average annual total returns to be shown in Table 1 were computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)n = ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. The returns reflect the risk and administrative charge (1.25% on an annual basis), annual administration fee of .20% and the annual policy fee. Since the contract is intended as a long-term product, the table also shows the average annual total return assuming that no money was withdrawn from the contract. The first column shows the average annual total return if you surrender the contract at the end of the period, the second column shows the average annual return if you do not surrender the contract.


                                                         Average Annual Total Return for Period Ending on 12/31/96
                                   ---------------------------------------------------------------------------------------------
                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                    Surrender                        Surrender                       Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- --------------  --------------  -------------- --------------  --------------  --------------
Fidelity VIP
-----------------------------------
 Equity Income                        3.66%            9.66%           14.14%         14.61%           9.79%          9.79%
 Growth                               4.08%           10.08%           11.11%         11.63%          11.31%         11.31%
 High Income                          3.42%            9.42%           10.84%         11.37%           8.27%          8.27%
 Overseas                             2.61%            8.61%            4.44%          5.11%           3.40%          3.40%
Fidelity VIP II
-----------------------------------
 Asset Manager                        3.98%            9.98%            6.83%          7.44%           7.62%          7.62%
 Inv. Grade Bond                     -7.30%           -1.30%            1.65%          2.38%           3.73%          3.73%
 Asset Manager: Growth                9.27%           15.27%             N/A            N/A           14.31%         16.87%
 Index 500                           12.08%           18.09%             N/A            N/A           12.34%         12.94%
 Contrafund                          10.61%           16.61%             N/A            N/A           23.05%         25.43%

Inception of Funds: High-Income, 9/19/85; Equity-Income, 10/9/86; Growth, 10/9/86; Overseas, 1/28/87; Asset Manager, 9/6/89; Investment Grade Bond, 12/5/88; Index 500, 8/27/92; Contrafund, 1/3/95; Asset Manager: Growth, 1/3/95.


                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                    Surrender                        Surrender                       Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- --------------  --------------  -------------- --------------  --------------  --------------
Alger American
-----------------------------------
 Growth                               2.74%            8.74%           12.48%         12.83%          15.16%         15.16%
 Income and Growth                    9.00%           15.00%            7.64%          8.11%           7.25%          7.25%
 Small Captalization                 -6.31%           -0.31%            6.33%          6.84%          16.82%         16.82%
 Balanced                            -0.40%            5.60%            5.05%          5.59%           4.20%          4.20%
 Mid-Cap Growth                       1.29%            7.29%             N/A            N/A           19.10%         19.93%
 Leveraged All-Cap                    1.45%            7.45%             N/A            N/A           34.05%         36.34%
MFS Variable Ins. Trust
-----------------------------------
 Emerging Growth                      6.37%           12.37%             N/A            N/A           15.93%         19.74%
 Utilities                            7.85%           13.85%             N/A            N/A           18.85%         21.31%
 World Governments                   -6.48%           -0.48%             N/A            N/A            0.49%          2.75%
 Research                            11.60%           17.56%             N/A            N/A            7.05%         11.01%
 Growth with Income                  13.70%           19.66%             N/A            N/A           10.94%         15.61%
 Morgan Stanley Universal Funds, Inc.
 Emerging Markets Equity              N/A               N/A              N/A            N/A             N/A            N/A
 Global Equity                        N/A               N/A              N/A            N/A             N/A            N/A
 International Magnum                 N/A               N/A              N/A            N/A             N/A            N/A
 Asian Equity                         N/A               N/A              N/A            N/A             N/A            N/A
 U.S. Real Estate                     N/A               N/A              N/A            N/A             N/A            N/A

Inception of Funds: Alger American Income-Growth Portfolio, 11/15/88; Alger American Balanced, 9/5/89; Alger American Small Capitalization, 9/21/88; Alger American Growth, 1/9/89; Alger American Mid-Cap, 5/1/93, Alger American Leveraged AllCap, 1/25/95; MFS Emerging Growth, 7/24/95; MFS Utilities, 1/3/95; MFS World Governments, 6/14/94; MFS Research, 7/26/95; MFS Growth With Income, 10/9/95; Morgan Stanley Emerging Markets Equity, 10/1/96; Morgan Stanley Global Equity, 1/2/97; Morgan Stanley International Magnum, 1/2/97; Morgan Stanley Asian Equity, not seeded as of 2/28/97; Morgan Stanley U.S. Real Estate, not seeded as of 2/28/97.

   In addition to average annual returns, the subaccounts may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Table 2 shows the cumulative total return on a hypothetical investment in the subaccounts for the last year, 5 years, and 10 years if applicable, and/or from the date the portfolios began operations for the period ending December 31, 1996. The returns reflect the risk and administrative charge (1.25% on an annual basis), annual administrative fee of (.20%) and the policy fee. Since the contract is intended as a long-term product, the table also shows the cumulative total returns assuming that no money was withdrawn from contract. The first column shows the cumulative total return if you surrender the contract at the end of the period, the second column shows the cumulative total return if you do not surrender the contract.

                                                      Cumulative Total Return for Period Ending on 12/31/96
                                   ---------------------------------------------------------------------------------------------
                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                    Surrender                        Surrender                       Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- --------------  --------------  -------------- --------------  --------------  --------------
Fidelity VIP
---------------------------------
 Equity Income                        3.66%            9.66%         93.72%            97.72%          163.51%        163.51%
 Growth                               4.08%           10.08%         69.35%            73.35%          203.96%        203.96%
 High Income                          3.42%            9.42%         67.31%            71.31%          148.35%        148.35%
 Overseas                             2.61%            8.61%         24.28%            28.28%           39.96%         39.96%
Fidelity VIP II
---------------------------------
 Asset Manager                        3.98%            9.98%         39.13%            43.13%           72.53%         72.53%
 Inv. Grade Bond                     -7.30%           -1.30%          8.50%            12.50%           34.95%         34.95%
 Asset Manager: Growth                9.27%           15.27%           N/A               N/A            31.06%         37.06%
 Index 500                           12.08%           18.09%           N/A               N/A            67.00%         71.00%
 Contrafund                          10.61%           16.61%           N/A               N/A            52.12%         58.12%

                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                    Surrender                        Surrender                       Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- --------------  --------------  -------------- --------------  --------------  --------------
Alger American
---------------------------------
 Growth                               2.74%             8.74%        80.07%            82.85%          213.28%        213.28%
 Income and Growth                    9.00%            15.00%        44.50%            47.68%           78.11%         78.11%
 Small Captalization                 -6.31%            -0.31%        35.92%            39.20%          268.87%        268.87%
 Balanced                            -0.40%             5.60%        27.91%            31.28%           35.72%         35.72%
 Mid-Cap Growth                       1.29%             7.29%         N/A                N/A            91.48%         96.48%
 Leveraged All-Cap                    1.45%             7.45%         N/A                N/A            77.65%         83.65%
MFS Variable Ins. Trust
---------------------------------
 Emerging Growth                      6.37%            12.37%         N/A                N/A            24.05%         30.05%
 Utilities                            7.85%            13.85%         N/A                N/A            41.79%         47.79%
 World Governments                   -6.48%            -0.48%         N/A                N/A             1.27%          7.27%
 Research                            11.60%            17.56%         N/A                N/A            10.42%         16.42%
 Growth with Income                  13.70%            19.66%         N/A                N/A            13.83%         19.83%
Morgan Stanley Universal Funds, Inc.
------------------------------------
 Emerging Markets Equity              N/A               N/A           N/A                N/A               N/A           N/A
 Global Equity                        N/A               N/A           N/A                N/A               N/A           N/A
 International Magnum                 N/A               N/A           N/A                N/A               N/A           N/A
 Asian Equity                         N/A               N/A           N/A                N/A               N/A           N/A
 U.S. Real Estate                     N/A               N/A           N/A                N/A               N/A           N/A

YIELDS
------

   Some subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load.

   Current yield for Money Market subaccount reflects the income generated by a subaccount over a 7 day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period adjusting for the maintenance charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Money Market subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7 day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula:


             Effective Yield = [Base Period Return + 1) 365/7] - 1.


   Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

   The net average yield for the 7-day period ended December 31, 1996 for the Money Market Fund was 3.71% and the effective yield for the 7-day period ended December 31, 1996 for the Money Market Fund was 3.80%.

   Current yield for subaccounts other than the Money Market subaccount reflects the income generated by a subaccount over a 30-day period. Current yield is calculated by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the formula:


                   YIELD =2[( FUNC{a-b}OVER cd; +1) SUP 6 -1]


    Where a = net investment income earned during the period by the portfolio company attributable to shares owned by the subaccount, b = expenses accrued for the period (net of reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the maximum offering price per accumulation unit on the last day of the period. The yield reflects the mortality and expense risk charge and the annual policy fee.


GENERAL MATTERS
---------------
The Policy
----------

   The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change went into effect can be used to contest a claim or the validity of the Policy. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

Non-Participating
-----------------

   The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of AVLIC.

Assignment
----------

   Any non-qualified policy and any qualified policy, if permitted by the plan or by law relevant to the plan applicable to the qualified policy, may be assigned by the owner prior to the annuity date and during the annuitant's lifetime. AVLIC is not responsible for the validity of any assignment. No assignment will be recognized until AVLIC receives written notice thereof. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time the assignment was executed. AVLIC shall not be liable as to any payment or other settlement made by AVLIC before receipt of written notice.

Annuity Data
------------

   AVLIC  will  not  be  liable  for  obligations   which  depend  on  receiving
information from a payee until such information is received in a form satisfactory to AVLIC.

Ownership
---------

   The owner of the Policy on the policy date is the annuitant, unless otherwise specified in the application. During the annuitant's lifetime, all rights and privileges under this Policy may be exercised solely by the owner. Ownership passes to the successor owner upon the death of the owner(s). If no successor owner is designated or if no successor owner is living, the successor owner is the owner's estate. From time to time AVLIC may require proof that the owner is still living.

   In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. The payment of proceeds is subject to the rights of any assignee of record. A change in the owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

Joint Annuitant
---------------

   The owner may, by written request at least 30 days prior to the annuity date, name a joint annuitant. Such joint annuitant must meet AVLIC's underwriting requirements. If approved by AVLIC, the joint annuitant shall be named in the Policy schedule pages or added by endorsement. An annuitant or joint annuitant may not be replaced.

   The annuity date shall be determined based on the date of birth of the annuitant. If the annuitant or joint annuitant dies prior to the annuity date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

IRS Required Distributions
--------------------------

   If the owner (or any joint owner) dies before the entire interest in the Policy is distributed, the value of the Policy must be distributed to the designated beneficiary as described in this section so that the Policy qualifies as an annuity under the Code.

   If the death occurs on or after the annuity date, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If the death occurs before the annuity date, the entire interest in the Policy will be distributed within five years after date of death or be used to purchase an immediate annuity under which payments will begin within one year of the owner's death and will be made for the life of the owner's designated beneficiary or for a period not extending beyond the life expectancy of that beneficiary. The owner's designated beneficiary is the person to whom ownership of the Policy passes by reason of death and must be a natural person. AVLIC reserves the right to require proof of death.

   If any portion of the owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, the Policy may be continued with the surviving spouse as the new owner.

FEDERAL TAX MATTERS
-------------------

Taxation of AVLIC
-----------------

   AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Account is not an entity separate from AVLIC and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Account are reinvested and are taken into account in determining the Policy values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, AVLIC believes that Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

   Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and AVLIC will not be treated as the owner of the assets of the Account unless the investments made by the Account are "adequately diversified" in accordance with regulations prescribed by the Secretary of Treasury (the "Treasury"). If the segregated account is not "adequately diversified", any increase in the value of a variable annuity contract will be taxed to the owner currently. The Account, through the fund, intends to comply with the diversification requirements prescribed by Treasury regulations , which affect how the Fund's assets may be invested. Although AVLIC does not control the Fund, it has entered into an agreement regarding participation in the Fund, which requires the Fund to be operated in compliance with the requirements prescribed by the Treasury.

Qualified Policies
------------------

   The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

   a. H.R. 10 Plans - Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

         The Code governs such plans with respect to maximum contributions, distribution dates, non- forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans.
         Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

   b. Individual Retirement Annuities - Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRA's are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

   c. Corporation Pension and Profit Sharing Plans -- Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

   d.    Plans of Public School Systems  and  Certain Tax Exempt Organizations -
         Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to establish plans that provide retirement benefits for employees through the purchase of annuity contracts. Such plans may permit the purchase of the Policies in order to provide benefits under the plans. Section 403(b)(11) of the Code became effective January 1, 1989. 403(b)(11) provided that the policyholder may not elect to withdraw funds from a plan under Section 403(b) before age 59 1/2 and pay the taxes. The money may only be withdrawn as provided by the Code. On November 28, 1988, the Division of Investment Management issued a No Action Letter which stated that the Division would not recommend enforcement action against registrants who followed
         Section 403(b)(11) and did not allow such a withdrawal so long as the No Action Letter is complied with. The Registrant is acting in reliance on the November 28, 1988 No Action Letter and has complied, is complying and/or will comply with its provisions. The policyholder should fully review the prospectus and consult with his or her tax consultant before purchasing this annuity as a part of a Section 403(b) plan.


DISTRIBUTION OF THE POLICY
--------------------------

   Ameritas Investment Corp., the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Ameritas Investment Corp. is wholly-owned by AMAL Corporation, which also owns AVLIC.

   The Policies are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, and properly licensed banking institutions that have entered into agreements with Ameritas Investment Corp. The offering of the Policies is continuous and Ameritas Investment Corp. has discontinued the offering of this policy in certain states and continues to offer it in other states. However, Ameritas Investment Corp. does reserve the right to discontinue the offering of the Policies.

SAFEKEEPING OF ACCOUNT ASSETS
-----------------------------

   Title to assets of the Account is held by AVLIC. The assets are kept physically segregated and held separate and apart from AVLIC's general account assets. Accumulation values deposited or transferred to the Fixed Account are held in the General Account of AVLIC. Records are maintained of all purchases and redemptions of eligible portfolio shares held by each of the Subaccounts.


AVLIC
-----

   All the stock of AVLIC is owned by AMAL Corporation located in the state of Nebraska. AVLIC has entered into a Management and Administrative Service Agreement with Ameritas Life and AmerUs Life to provide certain services at estimated cost to AVLIC to assist with the administration of the Policies and the Account.

STATE REGULATION
----------------

   AVLIC is a stock life insurance company organized under the laws of Nebraska, and is subject to regulation by the Nebraska State Department of Insurance. An annual statement is filed with the Nebraska Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of AVLIC as of December 31 of the preceding calendar year. Periodically, the Nebraska Commissioner of Insurance examines the financial condition of AVLIC, including the liabilities and reserves of the Account and certifies their adequacy.

   In addition, AVLIC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review process. Where required by state law or regulation, the Policy will be modified accordingly.

LEGAL MATTERS
-------------

   All matters of Nebraska law pertaining to the validity of the Policy and AVLIC's right to issue such Policies under Nebraska law have been passed upon by Norman M. Krivosha, Director and Secretary and General Counsel.

EXPERTS
-------

   The financial statements of AVLIC as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Account as of December 31, 1996 and for each of the three years in the period then ended, included in this Statement of Additional, Information have been audited by Deloitte & Touche LLP, 1040 NBC Center,
Lincoln, Nebraska 68508, independent auditors as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION
-----------------

    A registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the Prospectus. Statements contained in this Statement of Additional Information and the Prospectus concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS
--------------------

   The financial statements of AVLIC, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Accounts.

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life
  Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1996, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996

ASSETS

INVESTMENTS AT NET ASSET VALUE:
     Variable Insurance Products Fund:
         Money Market Portfolio - 71,503,732.540 shares at
           $1.00 per share (cost $71,503,733)                                       $            71,503,733
         Equity-Income Portfolio - 6,375,543.739 shares at
           $21.03 per share (cost $99,972,066)                                                  134,077,685
         Growth Portfolio - 3,570,738.040 shares at
           $31.14 per share (cost $77,205,775)                                                  111,192,783
         High Income Portfolio - 4,203,994.114 shares at
           $12.52 per share (cost $44,644,167)                                                   52,634,006
         Overseas Portfolio - 2,865,386.075 shares at
           $18.84 per share (cost $43,328,965)                                                   53,983,874
     Variable Insurance Products Fund II:
         Asset Manager Portfolio - 7,283,488.356 shares at
           $16.93 per share (cost $98,260,500)                                                  123,309,458
         Investment Grade Bond Portfolio - 2,172,541.324 shares at
           $12.24 per share (cost $25,097,268)                                                   26,591,906
         Contrafund Portfolio - 1,820,292.255 shares at
            $16.56  per share (cost $26,532,239)                                                 30,144,040
         Asset Manager: Growth Portfolio - 235,282.226 shares at
            $13.10 per share (cost $2,949,992)                                                    3,082,197
         Index 500 Portfolio - 203,711.023 shares at
            $89.13 per share (cost $16,715,585)                                                  18,156,763
     Alger American Fund:
         Small Capitalization Portfolio - 1,383,186.051 shares at
           $40.91 per share (cost $44,552,949)                                                   56,586,141
         Growth Portfolio - 1,228,263.919 shares at
            $34.33 per share (cost $34,074,114)                                                  42,166,300
         Income and Growth Portfolio - 1,394,185.376 shares at
           $8.42 per share (cost $14,194,473)                                                    11,739,041
         Balanced Portfolio - 569,554.981 shares at
           $9.24 per share (cost $6,042,018)                                                      5,262,688
         Midcap Growth Portfolio - 1,370,386.612 shares at
           $21.35 per share (cost $25,292,322)                                                   29,257,754
         Leveraged Allcap Portfolio - 322,162.842 shares at
           $19.36 per share (cost $6,003,860)                                                     6,237,073
     Dreyfus Stock Index Fund:
         Stock Index Fund Portfolio - 460,407.134 shares at
           $20.28 per share (cost $6,449,564)                                                     9,337,057
     MFS Variable Insurance Trust:
         Emerging Growth Series Portfolio - 1,479,016.961 shares at
           $13.24 per share (cost $19,212,194)                                                   19,582,184
         World Governments Series Portfolio - 119,563.323 shares at
           $10.58 per share (cost $1,231,712)                                                     1,264,980
         Utilities Series Portfolio - 394,662.255 shares at
           $13.66 per share (cost $5,210,876)                                                     5,391,086
                                                                                      ----------------------

                NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                      $           811,500,749
                                                                                      ======================

The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                                 1996                 1995                  1994
                                                                 ------------------   ------------------   --------------------

INVESTMENT INCOME
     Dividend distributions received                           $        13,564,184  $        10,791,789  $           6,905,119
EXPENSES
     Charges to policyowners for assuming
     mortality and expense risk                                          8,898,318            6,093,514              4,473,521
                                                                 ------------------   ------------------   --------------------
          INVESTMENT INCOME - NET                                        4,665,866            4,698,275              2,431,598
                                                                 ------------------   ------------------   --------------------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
     Capital gain distributions received                                25,240,462            2,906,457              9,513,298
     Unrealized increase/(decrease)                                     40,926,181           83,391,448            (18,327,838)
                                                                 ------------------   ------------------   --------------------
          NET GAIN/(LOSS) ON INVESTMENTS                                66,166,643           86,297,905             (8,814,540)
                                                                 ------------------   ------------------   --------------------

          NET INCREASE/(DECREASE) IN NET
          ASSETS RESULTING FROM OPERATIONS                              70,832,509           90,996,180             (6,382,942)

NET INCREASE IN NET ASSETS RESULTING
     FROM PREMIUM PAYMENTS AND OTHER
     OPERATING TRANSFERS                                               151,795,930           93,106,859            123,008,669
                                                                 ------------------   ------------------   --------------------
          TOTAL INCREASE IN NET ASSETS                                 222,628,439          184,103,039            116,625,727

NET ASSETS
     Beginning of period                                               588,872,310          404,769,271            288,143,544
                                                                 ------------------   ------------------   --------------------
     End of period                                             $       811,500,749  $       588,872,310  $         404,769,271
                                                                 ==================   ==================   ====================









The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS





A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------

     Ameritas Variable Life Insurance Company Separate Account VA-2 (the Account) was established on May 28, 1987, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp
     (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable annuity products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1996, there are twenty subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of the Variable Insurance Products Fund, and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the funds, and the value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable annuity policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the account.

B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS



C:   INFORMATION BY FUND:

                                                                   Variable Insurance Products Fund
                                  -------------------------------------------------------------------------------
                                        Money           Equity-                           High
                                        Market          Income           Growth           Income        Overseas
                                  --------------  ----------------  --------------  -------------- --------------
 Balance 01-01-96                 $   57,326,277 $     117,719,005 $    86,780,936 $    35,882,984 $   45,684,513
 Distibuted earnings                   3,799,567         4,953,256       7,626,017       3,198,460      1,280,345
 Mortality risk charge                  (915,893)       (1,517,611)     (1,328,474)       (502,495)      (667,514)
 Unrealized increase/(decrease)              ---        10,895,466       5,069,624       2,214,664      5,099,697
 Net premium transferred              11,293,782         2,027,569      13,044,680      11,840,393      2,586,833
                                   --------------  ----------------  --------------  -------------- --------------
 Balance 12-31-96                 $   71,503,733 $     134,077,685 $   111,192,783 $    52,634,006 $    53,983,874
                                   ==============  ================  ==============  ============== ==============


                                                             Variable Insurance Products Fund II
                                   -------------------------------------------------------------------------------
                                       Asset         Investment                       Asset Mgr.:
                                      Manager        Grade Bond       Contrafund        Growth        Index 500
                                   --------------  ----------------  --------------  -------------- --------------
 Balance 01-01-96                 $  115,119,774 $      23,086,779 $     2,491,998 $       223,546 $      663,229
 Distributed earnings                  7,548,811         1,152,156          36,378         118,882         39,805
 Mortality risk charge                (1,484,230)         (312,284)       (190,299)        (14,233)       (84,732)
 Unrealized increase/(decrease)        8,603,434          (301,584)      3,604,329         135,704      1,418,021
 Net premium transferred              (6,478,331)        2,966,839      24,201,634       2,618,298     16,120,440
                                   --------------  ----------------  --------------  -------------- --------------
 Balance 12-31-96                 $  123,309,458 $      26,591,906 $    30,144,040 $     3,082,197 $   18,156,763
                                   ==============  ================  ==============  ============== ==============

                                                                Alger American Fund
                                   -------------------------------------------------------------------------------------------------
                                       Small                          Income and                       Midcap          Leveraged
                                   Capitalization      Growth           Growth         Balanced        Growth           Allcap
                                   --------------  ----------------  --------------  -------------- --------------  ----------------
 Balance 01-01-96                 $   44,227,409 $      24,289,630 $     6,676,424 $     2,526,276  $  14,927,096 $       1,030,461
 Distributed earnings                    228,276           922,125       4,990,761       1,483,047        441,180            21,457
 Mortality risk charge                  (658,360)         (432,284)       (114,917)        (52,447)      (290,924)          (44,009)
 Unrealized increase/(decrease)        1,332,624         3,162,174      (3,244,881)     (1,099,570)     1,684,242           216,090
 Net premium transferred              11,456,192        14,224,655       3,431,654       2,405,382     12,496,160         5,013,074
                                   --------------  ----------------  --------------  --------------  -------------  ----------------
 Balance 12-31-96                 $   56,586,141 $      42,166,300 $    11,739,041 $     5,262,688  $  29,257,754 $       6,237,073
                                   ==============  ================  ==============  ==============  =============  ================


                                                   MFS Variable Insurance Trust         Dreyfus
                                   ------------------------------------------------  --------------
                                     Emerging           World                            Stock
                                      Growth         Governments       Utilities      Index Fund                         TOTAL
                                   --------------  ----------------  --------------  --------------                 ----------------
 Balance 01-01-96                 $      945,719 $         176,476 $       541,258 $     8,552,520                $     588,872,310
 Distributed earnings                    162,364               ---         441,088         360,671                       38,804,646
 Mortality risk charge                  (123,685)          (10,173)        (32,684)       (121,070)                      (8,898,318)
 Unrealized increase/(decrease)          378,565            44,953         194,795       1,517,834                       40,926,181
 Net premium transferred              18,219,221         1,053,724       4,246,629        (972,898)                     151,795,930
                                   --------------  ----------------  --------------  --------------                 ----------------
 Balance 12-31-96                 $   19,582,184 $       1,264,980 $     5,391,086 $     9,337,057                $     811,500,749
                                   ==============  ================  ==============  ==============                 ================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS



C:   INFORMATION BY FUND:

                                                                                  Variable Insurance Products Fund
                                      ---------------------------------------------------------------------------------
                                           Money            Equity-                          High
                                          Market            Income          Growth          Income         Overseas
                                      ----------------  ---------------- --------------  --------------  --------------
 Balance 01-01-95                  $      64,578,099 $      47,394,555 $   59,264,436 $    19,815,317 $    32,138,329
 Distributed earnings                      3,385,236         4,417,946        390,703       1,473,552         241,854
 Mortality risk charge                      (738,735)         (943,916)      (957,307)       (415,996)       (465,500)
 Unrealized increase/(decrease)                  ---        17,850,823     20,702,655       4,685,960       3,572,714
 Net premium transferred                  (9,898,323)       48,999,597      7,380,449      10,324,151      10,197,116
                                     ----------------  ---------------- --------------  --------------  --------------
 Balance 12-31-95                  $      57,326,277 $     117,719,005 $   86,780,936 $    35,882,984 $    45,684,513
                                     ================  ================ ==============  ==============  ==============

                                                                    Variable Insurance Products Fund II
                                     ---------------------------------------------------------------------------------
                                          Asset          Investment      Contrafund      Asset Mgr.:      Index 500
                                         Manager         Grade Bond          (1)         Growth (2)          (3)
                                     ----------------  ---------------- --------------  --------------  --------------
 Balance 01-01-95                  $     121,107,120 $      14,907,528 $          --- $           --- $           ---
 Distributed earnings                      2,486,418           741,402         30,567           9,363             ---
 Mortality risk charge                    (1,449,245)         (253,150)        (3,944)           (266)         (1,143)
 Unrealized increase/(decrease)           15,665,746         2,423,519          7,472          (3,498)         23,156
 Net premium transferred                 (22,690,265)        5,267,480      2,457,903         217,947         641,216
                                     ----------------  ---------------- --------------  --------------  --------------
 Balance 12-31-95                  $     115,119,774 $      23,086,779 $    2,491,998 $       223,546 $       663,229
                                     ================  ================ ==============  ==============  ==============

                                                                       Alger American Fund
                                     -----------------------------------------------------------------------------------------------
                                          Small                          Income and                        Midcap         Leveraged
                                     Capitalization        Growth          Growth         Balanced         Growth        Allcap (4)
                                     ----------------  ---------------- --------------  --------------  --------------  ------------
 Balance 01-01-95                  $      19,196,546 $      15,553,231 $    2,348,430 $     1,030,537 $     3,540,066 $         ---
 Distributed earnings                            ---           156,976         30,164          24,117             692           ---
 Mortality risk charge                      (390,434)         (218,376)       (51,556)        (20,525)        (96,907)       (1,843)
 Unrealized increase/(decrease)            8,996,789         4,297,843        848,211         340,663       2,128,071        17,122
 Net premium transferred                  16,424,508         4,499,956      3,501,175       1,151,484       9,355,174     1,015,182
                                     ----------------  ---------------- --------------  --------------  --------------  ------------
 Balance 12-31-95                  $      44,227,409 $      24,289,630 $    6,676,424 $     2,526,276 $    14,927,096 $   1,030,461
                                     ================  ================ ==============  ==============  ==============  ============

                                                       MFS Variable Insurance Trust        Dreyfus
                                     -------------------------------------------------  --------------
                                        Emerging          World (6)       Utilities         Stock
                                        Growth (5)        Governments         (7)         Index Fund                       TOTAL
                                     ----------------  ---------------- --------------  --------------                --------------
 Balance 01-01-95                  $             --- $             --- $          ---  $     3,895,077               $  404,769,271
 Distributed earnings                         25,522            16,669         33,188         233,877                    13,698,246
 Mortality risk charge                        (1,676)             (481)          (592)        (81,922)                   (6,093,514)
 Unrealized increase/(decrease)               (8,574)          (11,684)       (14,585)      1,869,045                    83,391,448
 Net premium transferred                     930,447           171,972        523,247       2,636,443                    93,106,859
                                     ----------------  ---------------- --------------  --------------                --------------
 Balance 12-31-95                  $         945,719 $         176,476 $      541,258 $     8,552,520               $   588,872,310
                                     ================  ================ ==============  ==============                ==============

                                     (1) Commenced business 08/25/95.        (5) Commenced business 08/25/95.
                                     (2) Commenced business 09/15/95.        (6) Commenced business 08/24/95.
                                     (3) Commenced business 09/21/95.        (7) Commenced business 09/18/95.
                                     (4) Commenced business 08/30/95.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS



C.   INFORMATION BY FUND:
                                                              Variable Insurance Products Fund
                                    -----------------------------------------------------------------------------
                                        Money          Equity                           High
                                       Market          Income          Growth          Income        Overseas
                                    --------------  --------------  --------------  -------------- --------------
 Balance 01-01-94                 $    31,379,124 $    32,522,382 $    47,340,345 $    14,780,768 $   26,209,548
 Distributed earnings                   2,394,455       2,724,507       3,209,519       1,502,298        154,645
 Mortality risk charge                   (689,406)       (506,822)       (627,238)       (226,605)      (394,955)
 Unrealized increase/(decrease)               ---        (101,881)     (1,669,742)     (1,667,003)      (325,590)
 Net premium transferred               31,493,926      12,756,369      11,011,552       5,425,859      6,494,681
                                    --------------  --------------  --------------  -------------- --------------
 Balance 12-31-94                 $    64,578,099 $    47,394,555 $    59,264,436 $    19,815,317 $   32,138,329
                                    ==============  ==============  ==============  ============== ==============


                                                                    Alger American Fund
                                    -----------------------------------------------------------------------------
                                        Small                          Income                         Midcap
                                    Capitalization     Growth        and Growth       Balanced        Growth
                                    --------------  --------------  --------------  -------------- --------------
 Balance 01-01-94                 $    16,350,688 $     4,033,279 $     1,486,488 $       398,861 $    1,241,078
 Distributed earnings                     920,888         349,387          79,765          15,142          3,756
 Mortality risk charge                   (191,599)        (77,513)        (21,926)         (8,792)       (17,859)
 Unrealized increase/(decrease)        (1,419,617)         57,051        (188,024)        (31,583)        73,432
 Net premium transferred                3,536,186      11,191,027         992,127         656,909      2,239,659
                                    --------------  --------------  --------------  -------------- --------------
 Balance 12-31-94                 $    19,196,546 $    15,553,231 $     2,348,430 $     1,030,537 $    3,540,066
                                    ==============  ==============  ==============  ============== ==============

                                                  Variable Insurance
                                                  Products Fund II     Dreyfus
                                    ------------------------------  --------------
                                        Asset        Investment         Stock
                                       Manager       Grade Bond      Index Fund                        TOTAL
                                    --------------  --------------  --------------                 --------------
 Balance 01-01-94                 $    93,247,898 $    16,150,701 $     3,002,384                 $  288,143,544
 Distributed earnings                   4,919,949          43,054         101,052                     16,418,417
 Mortality risk charge                 (1,466,830)       (201,910)        (42,066)                    (4,473,521)
 Unrealized increase/(decrease)       (12,320,921)       (662,594)        (71,366)                   (18,327,838)
 Net premium transferred               36,727,024        (421,723)        905,073                    123,008,669
                                    --------------  --------------  --------------                 --------------
 Balance 12-31-94                 $   121,107,120 $    14,907,528 $     3,895,077                 $  404,769,271
                                    ==============  ==============  ==============                 ==============

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                  BALANCE SHEETS
                                  --------------
                      (in thousands, except per share data)
                      -------------------------------------
                                                                                                       December 31,
                                                                                   -------------------------------------------------
                                                                                           1996                        1995
                                                                                   ----------------------       --------------------
ASSETS
------
     Investments:
       Fixed maturity securities, available for sale (amortized cost
             $62,048 - 1996 and $38,753 - 1995)                                  $                62,621      $              40,343
       Loans on insurance policies                                                                 4,309                      2,639
                                                                                   ----------------------       --------------------
           Total investments                                                                      66,930                     42,982

     Cash and cash equivalents                                                                    10,684                      5,660
     Accrued investment income                                                                     1,096                        790
     Reinsurance recoverable-affiliates                                                                9                         57
     Prepaid reinsurance premium-affiliates                                                        2,156                      1,506
     Deferred policy acquisition costs                                                            79,272                     57,664
     Other                                                                                           483                        106
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
   LIABILITIES:
     Policy and contract reserves                                                $                   749      $                 609
     Accumulated contract values                                                                  77,560                     44,568
     Unearned policy charges                                                                       1,243                        964
     Unearned reinsurance ceded allowance                                                          3,139                      2,279
     Federal income taxes--
           Current                                                                                   875                        685
           Deferred                                                                                9,921                     11,398
     Other                                                                                         8,134                      4,266
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
          Total Liabilities                                                                    1,049,201                    747,251
                                                                                   ----------------------       --------------------

   STOCKHOLDER'S EQUITY:
     Common stock, par value $100 per share;
       authorized 50,000 shares, issued and
       outstanding 40,000 shares                                                                   4,000                      4,000
     Additional paid-in capital                                                                   40,370                     29,700
     Retained earnings                                                                            14,510                      9,860
     Net unrealized investment gain                                                                  129                        436
                                                                                   ----------------------       --------------------
          Total Stockholder's Equity                                                              59,009                     43,996
                                                                                   ----------------------       --------------------

                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================









The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (in thousands)
                                 --------------

                                                                                      Years Ended December 31,
                                                                -----------------------------------------------------------------
                                                                       1996                   1995                  1994
                                                                -------------------    -------------------   --------------------
INCOME:
Insurance revenues:
  Contract charges                                            $             26,345   $             18,350  $              13,528
  Premium-reinsurance ceded                                                 (5,895)                (4,289)                (2,009)
  Reinsurance ceded allowance                                                2,235                  1,859                    502

Investment revenues:
    Investment income, net                                                   3,603                  3,492                  3,046
    Realized gains, net                                                         19                     28                     19

  Other                                                                        567                    261                    337
                                                                -------------------    -------------------   --------------------

                                                                            26,874                 19,701                 15,423
                                                                -------------------    -------------------   --------------------

BENEFITS AND EXPENSES:
  Policy Benefits:
    Death benefits                                                             716                    268                    417
    Interest credited                                                        2,736                  1,995                  1,524
    Increase in policy and contract reserves                                   140                    183                    195
    Other                                                                       52                     32                     46
  Sales and operating expenses                                              10,041                  6,815                  5,940
  Amortization of deferred policy acquisition costs                          5,531                  3,057                  2,521
                                                                -------------------    -------------------   --------------------

                                                                            19,216                 12,350                 10,643
                                                                -------------------    -------------------   --------------------

Income before federal income taxes                                           7,658                  7,351                  4,780
                                                                -------------------    -------------------   --------------------

Income taxes - current                                                       3,819                  1,685                   (608)
Income taxes - deferred                                                       (811)                   902                  2,278
                                                                -------------------    -------------------   --------------------
     Total income taxes                                                      3,008                  2,587                  1,670
                                                                -------------------    -------------------   --------------------

NET INCOME                                                    $              4,650   $              4,764  $               3,110
                                                                ===================    ===================   ====================











The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
              ----------------------------------------------------
                          (in thousands, except shares)
                          -----------------------------



                                                                                                                Net
                                                        Common Stock             Additional                 Unrealized
                                             -------------------------------      Paid-in       Retained    Investment
                                                 Shares           Amount          Capital       Earnings    Gain(Loss)     Total
                                             ---------------   -------------   --------------  -----------  ----------  ------------
BALANCE, January 1, 1994                            40,000   $         4,000  $       23,700  $      1,986  $       -  $    29,686

   Capital contribution from
    Ameritas Life Insurance Corp.                         -                -           6,000             -          -        6,000

   Net unrealized investment loss, net                    -                -               -             -       (173)        (173)

   Net income                                             -                -               -         3,110           -       3,110
                                             ---------------    ------------   --------------   ----------- ----------  ------------

BALANCE, December 31, 1994                           40,000            4,000          29,700         5,096       (173)      38,623

   Net unrealized investment gain, net                    -                -               -             -        609          609

   Net income                                             -                -               -         4,764          -        4,764
                                             ---------------    -------------  --------------   ------------ ---------  ------------
BALANCE, December 31, 1995                           40,000            4,000          29,700         9,860        436       43,996

   Return of capital                                      -                -         (15,000)            -          -      (15,000)

   Capital contribution from
      AMAL Corporation                                    -                -          25,670             -          -       25,670

   Net unrealized investment loss, net                    -                -               -             -       (307)        (307)

   Net income                                             -                -               -         4,650          -        4,650
                                             ---------------    -------------   -------------   ------------  ---------   ----------

BALANCE, December 31, 1996                           40,000   $        4,000  $       40,370   $    14,510   $    129    $  59,009
                                             ===============    =============   =============   ============  ==========  ==========







The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (in thousands)



                                                                                                     December 31,
                                                                                ----------------------------------------------------
                                                                                      1996              1995              1994
                                                                                ----------------  -----------------  ---------------
OPERATING ACTIVITIES
--------------------
Net Income                                                                     $        4,650  $             4,764  $         3,110
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Amortization of deferred policy acquisition costs                                  5,531                3,057            2,521
     Policy acquisition costs deferred                                                (26,596)             (16,020)         (17,481)
     Interest credited to contract values                                               2,736                1,995            1,524
     Amortization of discounts or premiums                                                (83)                 (70)             (49)
     Net realized gains on investment transactions                                        (19)                 (28)             (19)
     Deferred income taxes                                                               (811)                 902            2,278
     Change in assets and liabilities:
       Accrued investment income                                                         (306)                 (15)             (98)
       Reinsurance recoverable-affiliates                                                  48                  412             (469)
       Prepaid reinsurance premium                                                       (650)                (487)            (451)
       Other assets                                                                      (377)                 (18)             (16)
       Policy and contract reserves                                                       140                  183              195
       Unearned policy charges                                                            279                  234              247
       Federal income tax payable-current                                                (310)                 698              (81)
       Unearned reinsurance ceded allowance                                               860                  610              595
       Other liabilities                                                                3,868                1,939           (1,823)
                                                                                 -------------   ------------------   --------------
Net cash used in operating activities                                                 (11,040)              (1,844)         (10,017)
                                                                                 -------------   ------------------   --------------

INVESTING ACTIVITIES
--------------------
Purchase of fixed maturity securities available for sale                              (31,514)              (7,760)         (15,673)
Proceeds from maturities or repayment of fixed maturity securities
    available for sale                                                                  5,307                3,738            5,108
Proceeds from sales of fixed maturity securities available for sale                     3,014                    -                -
Net change in loans on insurance policies                                              (1,670)              (1,042)            (576)
                                                                                 -------------   ------------------   --------------
  Net cash used in investing activities                                               (24,863)              (5,064)         (11,141)
                                                                                 -------------   ------------------   --------------

FINANCING ACTIVITIES
--------------------
Return of capital                                                                     (15,000)                   -            6,000
Capital contribution                                                                   25,670                    -                -
Net change in accumulated contract values                                              30,257                4,448            2,873
                                                                                 -------------   ------------------   --------------
  Net cash from financing activities                                                   40,927                4,448            8,873
                                                                                 -------------   ------------------   --------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       5,024               (2,460)         (12,285)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        5,660                8,120           20,405

                                                                                 =============   ==================   ==============
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                     $       10,684  $             5,660  $         8,120
                                                                                 =============   ==================   ==============

Supplemental cash flow information:
----------------------------------

Net cash paid (received) on income taxes                                       $        4,129  $               987  $          (527)


The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in thousands)




1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

  Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company, until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987 and fixed premium annuities in 1996. The variable life, variable annuity and fixed premium annuity policies are not participating with respect to dividends.

USE OF ESTIMATES
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The principal accounting and reporting practices followed are:

INVESTMENTS
  The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held-to-maturity securities, is composed of debt securities which a
company  has  the  positive  intent  and  ability  to  hold-to-maturity.   These
securities are carried at amortized cost. The second category, available-for-sale securities, may be sold to address the liquidity and other needs of a company. Debt and equity securities classified as available-for-sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available-for-sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

  The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1996, 1995 and 1994.

CASH EQUIVALENTS
  The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS
  The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYHOLDERS
  Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in thousands)



1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------
 (Continued):
-------------

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYHOLDERS
  Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

  Costs deferred related to universal life-type policies and investment-type contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed annually based on actual experience and changes in assumptions.

  An analysis of the costs carried in the balance sheets as deferred acquisition costs is as follows:

                                                                                              December 31
                                                                                -----------------------------------------
                                                                                     1996          1995           1994
-------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                                  $57,664       $45,940         $30,659
Acquisition costs deferred                                                          26,596        16,020          17,481
Amortization of deferred policy acquisition costs                                   (5,531)       (3,057)         (2,521)
Adjustment for unrealized investment (gain) loss                                       543        (1,239)            321
-------------------------------------------------------------------------------------------------------------------------
Ending balance                                                                     $79,272       $57,664         $45,940
-------------------------------------------------------------------------------------------------------------------------

To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS
  Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES
   The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


2.  INVESTMENTS
---------------

  Investment income summarized by type of investment was as follows:

                                                                                                Year Ended December 31
                                                                                     --------------------------------------------
                                                                                            1996           1995            1994
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                                $3,308        $2,819          $2,411
Cash equivalents                                                                               618           597             609
Loans on insurance policies                                                                    214           128              82
---------------------------------------------------------------------------------------------------------------------------------
  Gross investment income                                                                    4,140         3,544           3,102
Investment expenses                                                                            537            52              56
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                     $3,603        $3,492          $3,046
---------------------------------------------------------------------------------------------------------------------------------


  Net pretax realized investment gains (losses) were as follows:

                                                                                                 Year Ended December 31
                                                                                     --------------------------------------------
                                                                                             1996          1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net gains on disposals of fixed maturity securities available for sale                       $19           $28             $19
---------------------------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturity securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                              Year Ended December 31, 1996
                                                                                     --------------------------------------------
                                                                                         Proceeds        Gains          Losses
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $3,014           $30            $  -
--------------------------------------------------------------------------------------------------------------------------------

There were no disposals of fixed maturity securities available for sale during 1995 or 1994 other than calls or maturities.

  The amortized cost and fair value of investments in fixed maturity securities available for sale by type of investment were as follows:

                                                                                            December 31, 1996
                                                                         --------------------------------------------------------
                                                                           Amortized       Gross Unrealized              Fair
                                                                                      ----------------------------
                                                                               Cost         Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                             $33,690          $437          $114         $34,013
  Mortgage-backed                                                             13,407           209            22          13,594
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                  14,951           158            95          15,014
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                     $62,048          $804          $231         $62,621
---------------------------------------------------------------------------------------------------------------------------------


  The December 31, 1996 balance of stockholder's equity was decreased by $307 (comprised of a decrease in the carrying value of the securities of $1,017 reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.


                                                                                             December 31, 1995
                                                                         --------------------------------------------------------
                                                                             Amortized       Gross Unrealized            Fair
                                                                                         ----------------------------
                                                                              Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                            $20,667          $930          $  -         $21,597
  Mortgage-backed                                                             3,628           114             -           3,742
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                 14,458           550             4          15,004
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                    $38,753        $1,594            $4         $40,343
---------------------------------------------------------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


2.  INVESTMENTS (continued)
---------------------------

  The December 31, 1995 balance of stockholder's equity was increased by $609 (comprised of an increase in the carrying value of the securities of $2,177, reduced by $1,240 of related adjustments to deferred acquisition costs and $328 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.

  The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                 Amortized        Fair
                                                                                                    Cost          Value
--------------------------------------------------------------------------------------------------------------------------
Due in one year or less                                                                            $7,582          $7,652
Due after one year through five years                                                              17,266          17,568
Due after five years through ten years                                                             22,264          22,303
Due after ten years                                                                                 1,529           1,504
Mortgage-backed securities                                                                         13,407          13,594
--------------------------------------------------------------------------------------------------------------------------
      Total                                                                                       $62,048         $62,621
--------------------------------------------------------------------------------------------------------------------------


3.  INCOME TAXES
----------------

  The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                                       Year Ended December 31
                                                                                       ----------------------
                                                                                          1996          1995
-------------------------------------------------------------------------------------------------------------
Net unrealized investment gains                                                           $277          $606
Deferred policy acquisition costs                                                       23,727        17,276
Prepaid expenses                                                                           172           118
Other                                                                                        0           500
-------------------------------------------------------------------------------------------------------------
Gross deferred tax liability                                                            24,176        18,500
-------------------------------------------------------------------------------------------------------------


Future policy and contract benefits                                                     12,620         5,939
Deferred future revenues                                                                 1,534         1,039
Other                                                                                      101           124
-------------------------------------------------------------------------------------------------------------
Gross deferred tax asset                                                                14,255         7,102
-------------------------------------------------------------------------------------------------------------
    Net deferred tax liability                                                          $9,921       $11,398
-------------------------------------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                     Year Ended December 31
                                                                         --------------------------------------------
                                                                                  1996           1995         1994
---------------------------------------------------------------------------------------------------------------------
Statutory tax rate                                                                35.0%         35.0%         35.0%
Other                                                                              4.3           0.2          (0.1)
---------------------------------------------------------------------------------------------------------------------
    Provision for income taxes                                                    39.3%         35.2%         34.9%
---------------------------------------------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


4.  RELATED PARTY TRANSACTIONS
------------------------------

Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1996, 1995 and 1994 was $8,907, $4,858 and $4,029
respectively. The Company also leased office space and furniture and equipment from affiliates during 1995 and 1994. The cost of these leases to the Company for the years ended December 31, 1995, and 1994 was $37 and $40, respectively. Under the terms of investment advisory agreements, the Company paid $73, $44 and $43 for the years ended December 31, 1996, 1995 and 1994 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's $100 retention limit. The Company paid $3,301, $2,280 and $1,333 of net reinsurance premiums to affiliates for the years ended December 31, 1996, 1995 and 1994, respectively. The Company has received reinsurance recoveries from affiliates of $659, $1,472 and $519 for the years ended December 31, 1996, 1995 and 1994, respectively.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and variable annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $54, $192 and $272 for the years ended December 31, 1996, 1995 and 1994 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $20,373, $14,028 and $15,223 for the years ended December 31, 1996, 1995 and 1994, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5.  EMPLOYEE AND AGENT BENEFIT PLANS
------------------------------------

The Company is included in the noncontributory defined-benefit pension plan that covers substantially all full-time employees of ALIC and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $47.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $20.

The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contribution for the year ended December 31, 1994 was $7.

Expenses for the defined benefit pension plan and postretirement group medical plan are allocated to the Company based on percentage of payroll.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


6.  STOCKHOLDER'S EQUITY
------------------------

  Net income(loss), as determined in accordance with statutory accounting practices, was $855, $(19), and $(3,900) for 1996, 1995 and 1994, respectively.
The Company's statutory surplus was $44,100, $13,800, and $12,600 at December 31, 1996, 1995 and 1994, respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,601.

Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------

  The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The fair value estimates presented herein are based on pertinent information available to management as of December 31 of each year. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

   Fixed maturity securities available for sale
    For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

   Loans on insurance policies
    Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans with similar remaining terms. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash  and  cash  equivalents,  accrued  investment  income   and  reinsurance
   recoverable
    The carrying amounts reported in the balance sheet equals fair value due to the nature of these instruments.

   Accumulated contract values
    Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


7.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued):
----------------------------------------------------

  Estimated fair values as of December 31, are as follows:
                                                                                                December 31
                                                                         --------------------------------------------------------
                                                                                     1996                         1995
                                                                         --------------------------------------------------------
                                                                            Carrying        Fair        Carrying         Fair
                                                                             Amount         Value        Amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Assets:
  Fixed maturity securities available for sale                               $62,621       $62,621       $40,343         $40,343
  Loans on insurance policies                                                  4,309         3,843         2,639           2,346
  Cash and cash equivalents                                                   10,684        10,684         5,660           5,660
  Accrued investment income                                                    1,096         1,096           790             790
  Reinsurance recoverable - affiliates                                             9             9            57              57

Financial Liabilities:
  Accumulated contract values excluding amounts held under
  insurance contracts                                                        $70,640       $70,640       $39,283         $39,283


8.  SEPARATE ACCOUNTS
---------------------

  The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                                                                             December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Separate Account V                                                                                      $136,079         $93,610
Separate Account VA-2                                                                                    811,501         588,872
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $947,580        $682,482
---------------------------------------------------------------------------------------------------------------------------------

The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and MFS Variable Insurance Trust. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

The Variable Insurance Products Fund and the Variable Insurance Products Fund II are managed by Fidelity Management and Research Company. The Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has five portfolios: the Investment Grade Bond Portfolio, Asset Manager Portfolio, Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio( effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993), Balanced Portfolio (effective June 28, 1993) and the Leveraged Allcap Portfolio (effective August 30, 1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has three portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995) and the Utilities Portfolio (effective September 18, 1995)

Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and the MFS Variable Insurance Trust with the same portfolios as described above.